UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No. __)

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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
LivePerson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 22, 2025

Dear LivePerson Stockholders:

On behalf of the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”), I cordially invite you to attend our 2025 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”), which is scheduled to be held via live audio webcast on June 25, 2025 at 10:00 a.m. Eastern Time. More details on the Annual Meeting and the business to be conducted thereat can be found in the enclosed Notice of Annual Meeting and Proxy Statement.

We have a number of important proposals for your consideration at the Annual Meeting, including:

•Item 1: to elect two Class I directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified;

•Item 2: to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•Item 3: to approve, on an advisory basis, the compensation of the Company’s named executive officers;

•Item 4: to approve an amendment to the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto; and

•to act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

When determining the Board’s recommendations on the director nominees and other matters before the Annual Meeting, the Board has carefully considered the best interests of all our stockholders.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. Only your latest dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to seeing you at the virtual Annual Meeting.

Sincerely,

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

LivePerson, Inc.
www.liveperson.com
___________________________________________________
Notice of Annual Meeting of Stockholders
___________________________________________________
June 25, 2025
10:00 a.m. Eastern Time

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) of LivePerson, Inc., a Delaware corporation (the “Company”), is scheduled to be held on June 25, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025. The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

(1)Election of two Class I directors — Vanessa Pegueros and William G. Wesemann — to serve until the Company’s 2028 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified;
(2)Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)Advisory approval of the compensation of the Company’s named executive officers; and
(4)Approval of an amendment to the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto, as described further in the accompanying Proxy Statement.

Stockholders may also act upon such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 1, 2025 (the “record date”) are entitled to notice of and to vote at the Annual Meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.

We have adopted a virtual format with a live audio webcast for the Annual Meeting to provide a consistent experience for all stockholders. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Annual Meeting. To participate in the Annual Meeting, stockholders will be required to enter the control number found on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

All stockholders as of the record date are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting by any of these methods will not prevent you from attending the Annual Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. We recommend that you instruct your broker, bank or other nominee to submit your proxy to vote your shares on the proxy card.

The Board of Directors strongly recommends a vote “FOR” each of the Company’s director nominees to be elected at the Annual Meeting pursuant to Proposal No. 1, and a vote “FOR” each of the Company’s other proposals listed as Proposal Nos. 2, 3 and 4 in the Proxy Statement using the enclosed proxy card.

Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

By Order of the Board of Directors

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

May 22, 2025

This Notice of Annual Meeting and the enclosed Proxy Statement and proxy card are first being mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about May 22, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders Scheduled to Be Held on June 25, 2025 at 10:00 a.m. Eastern Time:

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Company’s Annual Report for the fiscal year ended December 31, 2024 are available free of charge at www.proxyvote.com.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact MacKenzie Partners, the Company’s proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

LIVEPERSON, INC.
____________________
PROXY STATEMENT
_____________________

In this Proxy Statement, the terms “LivePerson,” the “Company,” “we,” “us,” and “our” refer to LivePerson, Inc., a Delaware corporation, and its subsidiaries unless the context otherwise requires; the “Board” refers to the Company’s Board of Directors; the “Annual Meeting” refers to the Company’s 2025 Annual Meeting of Stockholders, including any adjournments or postponements thereof; and all references to “present” or “presence” refer to virtual presence at the Annual Meeting.

At A Glance
AT A GLANCE

LivePerson is the enterprise leader in digital customer conversations. The world’s leading brands — including HSBC, Virgin Media and Burberry — use our digital customer conversational solutions to integrate humans and AI, at scale. We power nearly a billion conversational interactions each month, providing a uniquely rich data set and AI-powered solutions to accelerate contact center transformation, supercharge agent productivity, and deliver more personalized customer experiences.

Awards and Recognitions
The world’s foremost awards and recognition programs for customer care, sales, marketing, and technology have acclaimed LivePerson’s AI and its ability to produce better outcomes.

UC Awards	2024	Best Contact Center Solution
SIIA CODiEs	2024	Best Customer Service Solution
	2023	Best AI-Enabled Content Solution
	2023	Best Customer Service Solution
G2 Grid	2025	Leader in AI Agents, Bot Platforms, Chatbots, Conversational Marketing, Live Chat and Customer Self-Service
	2024	Leader in Bot Platforms, Chatbots, Conversational Marketing and Live Chat
Fast Company	2024	Selected for Most Innovative Applied AI Companies in the World list
	2022	#1 Most Innovative AI Company in the World
	2022	#22 Overall Most Innovative Company
CX Awards	2023	Best Use of AI
VentureBeat	2022	AI Innovation Award
Business Intelligence Group	2022	Sales and Marketing Product of the Year
Built In	2024	Best Places to Work
	2023
	2022
Stevie	2024	Best Business Intelligence Solution
	2023	Gold Stevie Award for Technology Partner of the Year
	2022	Gold Stevie Award for Best Contact Center Solution
Inc.	2024	Power Partner Awards for Best B2B Companies for Customer Relationship Management
	2023
	2022
Quadrant	2022	Spark Matrix: Digital-First Customer Service Solutions Leader
Digiday	2023	Best E-Commerce Technology

PROXY STATEMENT	1

At A Glance
Corporate Responsibility
We believe that long-term business success is supported by responsible operational practices and strong internal culture. Our efforts to reduce risk, operate efficiently, and support employee engagement are an important part of how we run our business. As part of this approach, we focus on areas that are increasingly important to our stakeholders and our business, including the responsible use of artificial intelligence (“AI”), energy efficiency and initiatives that support an engaged and resilient workforce.

•Our digital experiences are built on responsible AI principles. We strive to deliver trustworthy and transparent AI at scale, enabling brands to build meaningful and personalized connections with their customers. Recognizing the rapid growth of AI capabilities and the value of trusted, transparent and explainable systems, we have worked and continue to work to create strong product guardrails, and we are committed to responsible AI and data governance principles. We also believe that greater AI fluency and literacy will support adoption and positive use cases and outcomes leveraging the vast potential of AI.

•We have established a cross-functional committee with representatives from engineering and technology, law, security, people and other key internal stakeholder groups to help review, create and evolve our use of AI as well as of responsible AI principles and practices to help our products evolve ethically and have a positive impact.

•We were a founding member of a nonprofit organization, EqualAI, which is dedicated to bringing together leaders across business, technology, law and academia to facilitate AI literacy, adoption and governance and to explore key topics relevant to promoting AI adoption and trust principles. More information is available at www.EqualAI.org.

•LivePerson has been able to substantially reduce its need for office space as well as employee commutes and their associated carbon footprints, through its adoption of an “employee-centric” workforce model.

•We offer the option to all our employees to choose to work in an office setting when preferred through our partnership with WeWork. We chose WeWork as our main partner due in part to its commitment to become operationally carbon neutral, prioritization of renewable energy sources, and focus on sustainable resource use. According to the Carbon Fund, WeWork office spaces are, on average, 2.5x more efficient than typical office spaces. Our other workspaces have high-energy efficiency appliances as well as full recycling programs, water bottle refill stations and compositing initiatives.

•We maintain a computer equipment recycling program, ensuring the proper and environmentally friendly disposal of potential electronic waste.

PROXY STATEMENT	2

At A Glance

• Our primary data center operation partners are leaders in data center sustainability who are committed to either operating on carbon-free energy or being climate-neutral by 2030, investing in resource conservation strategies and innovation, scaling renewable energy purchasing, and actively managing their value chain emissions.

•Our primary third-party data centers employ a range of best practices, including:
•using adaptive control systems that reduce power consumption and increase cooling capacity through active airflow management;
•adhering to ASHRAE thermal guidelines to reduce power for cooling;
•implementing cold/hot aisle containment that lowers energy consumption and enables more efficient cooling by using physical barriers to reduce the mixing of cold air in data center supply aisles with the hot air in exhaust aisles; and
•maintaining energy efficient lighting systems.

Culture

Our Approach: We strive to foster an environment in which all employees are supported and enabled to perform at their best individually and collectively. We value a wide range of perspectives, and believe this supports our successful delivery of innovative AI solutions and consumer experience products and services to our global customer base.

LivePerson is committed to driving positive change in our industry and society, starting with creating a welcoming workplace for all our employees. Our key initiatives include: building shared understanding through ongoing dialogue, empowering our employee-led resource groups, transparent hiring processes, and a focus on accessibility in our benefits and policies, as well as our products.

We conduct periodic reviews of our policies and processes to enhance and promote our employee experiences, including our interview frameworks, the hiring process, rewards philosophy, performance management systems, and family leave policies.

From creating networking opportunities to supporting professional development to enhancing employee engagement and morale and providing feedback on our programs, policies, and initiatives, our employee-led resource groups benefit the entire organization.

Community Engagement

With a global footprint, LivePerson employees take time to give back to their local communities around the world. In 2024, more than 150 LivePerson employees invested over 300 hours of service with 14 non-profit partners in support of causes ranging from food insecurity to environmental conservation and wildlife protection.

PROXY STATEMENT	3

Proxy Summary
PROXY SUMMARY
This section highlights information contained in other parts of this Proxy Statement. We encourage you to review this entire Proxy Statement for more detail on these items, as well as our Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “2024 Fiscal Year”).

DATE AND TIME:	June 25, 2025 at 10:00 a.m. Eastern Time
PLACE:
The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Annual Meeting. To participate in the Annual Meeting, stockholders will be required to enter the control number on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

RECORD DATE:	Only stockholders of record as of the close of business on May 1, 2025 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon at the Annual Meeting is presented in this Proxy Statement.

PROXY VOTING:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. See “Questions and Answers” beginning on page 7 of this Proxy Statement for more information on how to vote.

Matters to Be Voted On

Proposal Number	Description	Board Recommendation
1	Election of Directors	“FOR” both of the Company’s Nominees
To elect two Class I directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified.
2	Ratify Appointment of Independent Registered Public Accounting Firm	“FOR”
To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
3	Advisory Vote on the Compensation of our Named Executive Officers	“FOR”
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
4	Amendment to the 2019 Stock Incentive Plan	“FOR”
To approve an amendment to the Amended and Restated 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto.

We will also transact any other business that may properly come before the Annual Meeting.

PROXY STATEMENT	4

Proxy Summary
Board Snapshot

The following table provides summary information about each of the director nominees and each continuing director.

Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC
Company’s Director Nominees*
Vanessa Pegueros	60	2022	Yes	I	2025		C	M
William G. Wesemann	68	2004	Yes	I	2025	M		M
Continuing Directors
Jill Layfield	50	2016	Yes	II	2026	M	M
James Miller★	61	2023	Yes	II	2026			C
John Sabino CEO	52	2024	No	II	2026
Dan Fletcher	41	2024	Yes	III	2027	M	M
Karin-Joyce (K.J.) Tjon ♦	63	2024	Yes	III	2027	C	M

★	Chair of the Board	AC	Audit Committee
♦	Financial Expert	CC	Compensation Committee
C	Chairperson of Committee	NCGC	Nominating and Corporate Governance Committee
M	Member of the Committee

*If elected, term will expire in 2028

PROXY STATEMENT	5

Proxy Summary
Governance Policies and Practices Snapshot
In addition to a highly qualified, independent Board, we are committed to maintaining a corporate governance structure that provides strong oversight across the Company and promotes long-term stockholder value creation. Some key highlights of our Board and governance practices are set forth below:

Topic		Practice

Director Refreshment	✓	Rigorous director selection and evaluation process focused on the skills and experience relevant to the Company’s future, factoring in background, tenure, skills and experience

Director Independence	✓	All directors except the CEO are independent
	✓	Audit, Compensation and Nominating and Corporate Governance Committees are composed entirely of independent directors

Executive Sessions	✓	Independent directors meet regularly without management

Stockholder Rights	✓	Only one class of capital stock, which is entitled to one vote per share, is issued and outstanding

Executive and Non-Employee Director Stock Ownership	✓	Maintains robust stock ownership guidelines for all executive officers and non-employee directors, including prohibition on new pledging of stock

Director Compensation	✓	Periodic benchmarking of non-employee director compensation against a reasonable set of peers with input from the Compensation Committee’s independent advisor

Board Self-Evaluations	✓	Board and each committee must conduct an annual self-evaluation

Stockholder Engagement	✓	Active and ongoing stockholder engagement program

Risk Oversight	✓	Regular review of the Company’s risk profile, including risks associated with cybersecurity, human capital management, climate change and sustainability
	✓	Enterprise risk management
	✓	Annual risk assessment of the Company’s compensation programs, policies and practices

PROXY STATEMENT	6

Questions and Answers
QUESTIONS AND ANSWERS
Why am I receiving these materials?

You are receiving these proxy materials because you owned shares of the Company’s common stock as of the close of business on May 1, 2025 (the “record date”) for the Annual Meeting. This Proxy Statement, the enclosed proxy card and the Company’s Annual Report to Stockholders are being furnished to stockholders in connection with the solicitation of proxies on behalf of the Board for the Annual Meeting.

What is included in these materials?

These materials include this Proxy Statement for the Annual Meeting, the enclosed proxy card and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the 2024 Fiscal Year. We are first mailing these materials to stockholders entitled to notice of and to vote at the Annual Meeting on or about May 22, 2025. Our proxy materials are also available on the Internet and may be viewed and printed, free of charge, at www.proxyvote.com.

What is the purpose of the Annual Meeting?

For stockholders to vote on proposals to:
1.elect two Class I directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified;
2.ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.approve, on an advisory basis, the compensation of the Company’s named executive officers; and
4.approve an amendment to the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto
We will also transact any other business that may properly come before the Annual Meeting.

Why should I participate in voting the shares I own?

YOUR VOTE IS VERY IMPORTANT. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review this Proxy Statement and follow the instructions on the enclosed proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our future.

How does the Board recommend I vote on these proposals?

The Board unanimously recommends that you vote on the enclosed proxy card:

•“FOR” each of the Company’s nominees—Vanessa Pegueros and William G. Wesemann—to be elected as Class I directors;
•“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

PROXY STATEMENT	7

Questions and Answers
•“FOR” the approval of an amendment to the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record of the Company’s common stock, par value $0.001 per share, as of the close of business on May 1, 2025, the record date, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 93,849,817 shares of the Company’s common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the record date. Stockholders may not cumulate votes in the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and these materials have been sent directly to you by us. As a stockholder of record, you are entitled to vote your shares in person at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered a “street name” stockholder. These materials will be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. If your shares are held in “street name,” you will receive voting instructions from your broker, bank or other nominee, as described below.

How can I vote my shares if I am a stockholder of record?

Except as provided below with respect to stockholders who hold shares through a member of the Tel Aviv Stock Exchange (“TASE”) and intend to vote their shares, there are four ways a stockholder of record can vote:

•By Internet: You may vote over the Internet at www.proxyvote.com by following the instructions specified on the enclosed proxy card.
•By Telephone: You may vote by telephone by following the instructions specified on the enclosed proxy card.
•By Mail: You may sign, date and return the enclosed proxy card in the prepaid postage envelope provided.
•At the Annual Meeting: You may vote your shares electronically at the Annual Meeting. Please follow the instructions for attending the Annual Meeting and voting during the meeting posted at www.virtualshareholdermeeting.com/LPSN2025. All votes must be received before the polls close during the Annual Meeting.

Stockholders who hold shares through a member of the TASE and intend to vote their shares must deliver to the Company’s Israeli counsel, Arnon, Tadmor-Levy, c/o Moshe Pasker, Azrieli Center (Square Tower), Tel Aviv, Israel, 6702101 (e-mail: MosheP@ArnonTL.com) an ownership certificate confirming their ownership of the Company’s common stock on the record date. Such certificate must be issued by a member of the TASE, as required by the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at General Meeting) 2000, as amended. Each such stockholder is entitled to receive the ownership certificate at the branch of the TASE member or by mail to such stockholder’s address (in consideration of mailing fees only), if the stockholder so requests. Such a request should be made promptly upon receipt of this Proxy Statement and should be made for a particular securities account. Stockholders who wish to vote are obliged to complete, sign, date and return the enclosed proxy card in accordance with the instructions indicated thereon along with their ownership certificate to the address of Company’s Israeli counsel indicated above no later than 5:00 p.m. (Israel time) on June 22, 2025. The form of proxy

PROXY STATEMENT	8

Questions and Answers
card for stockholders who hold shares through a member of the TASE is available on the websites: https://www.magna.isa.gov.il and https://maya.tase.co.il.

YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, we recommend that you also use the enclosed proxy card to vote (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the proxy card in the prepaid postage envelope provided if you are unable to attend the Annual Meeting.

How can I vote my shares if I am a street name stockholder?

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Street name stockholders should generally be able to vote by telephone, by Internet or by signing, dating and returning a voting instruction form. Your broker is required to vote those shares in accordance with your instructions. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

If I submit a proxy card, how will it be voted?

If the enclosed proxy card is properly signed, dated and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you are a stockholder of record of shares of our common stock and if you indicate when voting through the Internet that you wish to vote as recommended by our Board, or if you sign, date and return a proxy card without giving specific voting instructions, then John D. Collins and Monica L. Greenberg, the proxy holders designated by our Board, who are officers of our Company, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting to the extent permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Specifically, to the extent your proxy card does not indicate otherwise, if you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:
•“FOR” each of the Company’s nominees—Vanessa Pegueros and William G. Wesemann—to be elected as Class I directors;
•“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and
•“FOR” the approval of an amendment to the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto.
The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement.

Can I change my vote or revoke my proxy?

Stockholders of Record

PROXY STATEMENT	9

Questions and Answers
If you are a stockholder of record, except as provided below with respect to stockholders who hold shares through a member of the TASE, you can change your vote or revoke your proxy before it is exercised at the Annual Meeting by:
•entering a new vote by Internet or by telephone on a later date;
•signing, dating and returning a later-dated proxy card;
•sending a written notice of revocation to LivePerson, Inc., 530 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

TASE Stockholders

If you are a stockholder who holds shares through a member of the TASE and wish to revoke or change your proxy card, you must file a notice of revocation or another signed proxy card with the Company’s Israeli counsel no later than 5:00 p.m. (Israel time) on June 22, 2025.

Street Name Stockholders

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote. Street name stockholders may only vote at the Annual Meeting if they obtain a legal proxy from the broker, bank or other nominee that holds their shares.

What should I do if I receive more than one proxy card or set of proxy materials from the Company?

Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must vote each proxy card you receive in order to vote with respect to each account by telephone, by internet, or by signing, dating and returning each proxy card you receive in the prepaid postage envelope provided.

Can I attend the Annual Meeting?

We have adopted a virtual format with a live audio webcast for the Annual Meeting to provide a consistent experience for all stockholders. The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2025. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Annual Meeting. To participate in the Annual Meeting, stockholders will be required to enter the control number found on their proxy card or voting instruction form. Beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

What constitutes a quorum at the Annual Meeting?

The presence, virtually or by proxy, of the holders of 50% of the stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Without a quorum, no business may be transacted at the Annual Meeting. All votes will be tabulated by the independent inspector of election appointed for the Annual Meeting, who will separately tabulate “FOR” and “AGAINST” votes, abstentions (as applicable), withhold votes (as applicable), and broker non-votes (i.e., proxies from brokers, bankers or other nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker, bank or other nominee does not have discretionary power to vote). Abstentions and withhold votes are counted as “present” for quorum purposes.

PROXY STATEMENT	10

Questions and Answers

What is the voting requirement to approve each of the proposals?

So long as there is a quorum, the voting requirements for the proposals to be presented at the Annual Meeting and the effects of abstentions (as applicable), withhold votes (as applicable), and broker non-votes is as follows:

Proposal	Vote Required	Effect of Abstentions (as applicable), Withhold Votes (as applicable), and Broker Non-Votes
Election of directors
Plurality of the shares of the common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning that the two nominees who receive the most “FOR” votes will be elected to the Board
Withhold votes have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Ratification of the appointment of the independent registered public accounting firm	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is permitted with respect to this proposal
Advisory approval of the compensation of the Company’s named executive officers	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Amendment of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal

Will my shares be voted if I do nothing?

Stockholders of Record

If you are a stockholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

TASE Stockholders

If you are a stockholder who holds stock through a member of the TASE and intend to vote your shares, you are obliged to sign, date and return a proxy card along with a certificate of ownership to the offices of Israeli counsel to the Company, Arnon, Tadmor-Levy, c/o Moshe Pasker, Azrieli Center (Square Tower), Tel Aviv, Israel, 6702101 (e-mail: MosheP@ArnonTL.com), no later than 5:00 p.m. (Israel time) on June 22, 2025.

Street Name Stockholders

If you are a street name stockholder (i.e., your shares are registered in the name of a broker, bank or other nominee) as of the record date, the rules of the various regional and national exchanges of which the intermediary is a member

PROXY STATEMENT	11

Questions and Answers
determine whether your broker, bank or other nominee may vote your shares in its discretion even if it does not receive voting instructions from you.

You will receive voting instructions from your broker, bank or other nominee. You can ensure that your shares are represented and voted at the meeting by following the voting instructions provided in the voting instructions form provided to you by the broker, bank or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority.

A broker will be entitled to vote shares held for a street name stockholder on routine matters, such as Proposal No. 2, without instructions from the street name stockholder of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. If you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal No. 2, even in the absence of your instruction. If your shares are voted on Proposal No. 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposal Nos. 1, 3, and 4). “Broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting (i) by Internet, by following the instructions specified on the enclosed proxy card, (ii) by telephone or (iii) by signing, dating and returning the enclosed proxy card in the prepaid postage envelope provided. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with the Board’s recommendations.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will serve as the independent inspector of election (the “Inspector of Election”) for the Annual Meeting and, in such capacity, will count and tabulate the votes, abstentions and broker non-votes.

What happens if the Annual Meeting is adjourned?

In the event that a quorum is not present or represented at the Annual Meeting, the stockholders present at the meeting, in person or represented by proxy, may adjourn the meeting until a quorum is present or represented. The Chair of the Board may also adjourn the Annual Meeting from time to time. Unless a new record date is fixed, your proxy will still be valid at an adjourned Annual Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.

Where can I find the voting results of the Annual Meeting?

We expect to disclose final voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Election and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.

What if another matter is properly brought before the Annual Meeting?

PROXY STATEMENT	12

Questions and Answers
We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by signing, dating and returning a proxy card or submitting your proxy or voting instructions over the Internet, you will give to the persons named as proxies on the proxy card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and as such persons named as proxies may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting to the extent permitted by Rule 14a-4(c) under the Exchange Act.

Who can help answer any other questions I may have?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor, MacKenzie Partners:

MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

PROXY STATEMENT	13

Proposal No. 1 Election of Directors

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) provides for a classified Board, consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. At the annual meeting of stockholders in the year in which the term of a class of directors expires, director nominees for such class will stand for election to three-year terms. With respect to each class, a director’s term will be subject to the election and qualification of such director’s successor, or the earlier death, resignation or removal of such director.

The term of office for Ms. Pegueros and Mr. Wesemann each of whom is a Class I director, will expire as of the date of the Annual Meeting. The Nominating and Corporate Governance Committee has unanimously recommended that the Board nominate, and the Board has unanimously nominated, Vanessa Pegueros and William G. Wesemann to be elected as Class I directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified.

Each of Ms. Pegueros and Mr. Wesemann has agreed to serve as a nominee, to be named as a nominee and to continue to serve as a director, if elected, and management has no reason to believe that they will be unavailable to serve. There are no arrangements or understandings between either Company nominee and any other person pursuant to which he or she was selected as a Company nominee for the Annual Meeting. If either of Ms. Pegueros or Mr. Wesemann is unable or declines to serve as a director at the time of the Annual Meeting, properly submitted proxies will be voted by the proxy holders set forth thereon for any substitute nominee who may be designated by the Board. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and agreed to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. Votes authorized on the enclosed proxy card may be cast “FOR” or withheld from the nominees for election as directors listed thereon as a group, or with respect to each individual nominee. Unless otherwise instructed, the proxy holders on the Company’s proxy card will vote the proxies received by them “FOR” each of Ms. Pegueros and Mr. Wesemann to be elected.

Required Vote
The Class I directors shall be elected by the affirmative vote of a plurality of the shares of the common stock present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the election of directors. This means that the two director nominees who receive the most votes will be elected to the Board. Any withhold votes or broker non-votes will have no effect on the outcome of the vote.

The Board unanimously recommends a vote on the proxy card “FOR BOTH” of Ms. Pegueros and Mr. Wesemann.

PROXY STATEMENT	14

Our Board of Directors and Corporate Governance
OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Highlights

We have a Board composed of highly experienced and professionally accomplished directors with various backgrounds, viewpoints, attributes, tenures and experiences. Our directors’ varied perspectives enable the Board to provide effective oversight of management, drive accountability to our stockholders and add significant value to the strategic decisions made by the Company. They bring experience as entrepreneurs, technologists and advisors; leverage relevant industry expertise, such as insight into the customer perspective, call center operations, e-commerce, organization dynamics and corporate culture development; and have an array of operational, financial and marketing skills. Over the past year, we have made changes to the Board’s composition to ensure that we have directors with the skills and experience necessary to provide oversight of strategy and business performance.

Board Snapshot

The following table provides summary information about each of the Company’s director nominees and each continuing director.

Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC
Company’s Director Nominees*
Vanessa Pegueros	60	2022	Yes	I	2025		C	M
William G. Wesemann	68	2004	Yes	I	2025	M		M
Continuing Directors
Jill Layfield	50	2016	Yes	II	2026	M	M
James Miller★	61	2023	Yes	II	2026			C
John Sabino CEO	52	2024	No	II	2026
Dan Fletcher	41	2024	Yes	III	2027	M	M
Karin-Joyce (K.J.) Tjon ♦	63	2024	Yes	III	2027	C	M

★	Chair of the Board	AC	Audit Committee
♦	Financial Expert	CC	Compensation Committee
C	Chairperson of Committee	NCGC	Nominating and Corporate Governance Committee
M	Member of the Committee

*If elected, term will expire in 2028

PROXY STATEMENT	15

Our Board of Directors and Corporate Governance

Board Skills Matrix

The following matrix highlights the mix of key skills and experiences of our director nominees and continuing directors. This matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that skill or experience. The Company’s nominees and continuing directors have developed competencies in these skills through education, direct experience and oversight responsibilities. Additional biographical information on each director nominee and each continuing director is set out below.

	Company’s Director Nominees		Continuing Directors
Name	Vanessa Pegueros	William G. Wesemann	Jill Layfield	James Miller	John Sabino	Dan Fletcher	Karin-Joyce (K.J.) Tjon
C-Suite / Senior Leadership Experience	✔	✔	✔	✔	✔	✔	✔
Corporate Strategy	✔	✔	✔	✔		✔	✔
Organizational Development	✔	✔	✔			✔	✔
Independence	✔	✔	✔	✔		✔	✔
Financial Expertise		✔	✔	✔		✔	✔
Human Capital Management		✔	✔			✔	✔
Product Management / Product Development	✔	✔	✔	✔
Technology / SaaS	✔	✔		✔	✔	✔	✔
Artificial Intelligence / Generative AI Experience	✔			✔	✔
Cybersecurity Expertise	✔				✔
Enterprise Sales and Marketing		✔			✔	✔
Strategic Transaction / M&A	✔	✔	✔	✔		✔	✔
Corporate and Social Responsibility and Sustainability		✔	✔	✔

PROXY STATEMENT	16

Our Board of Directors and Corporate Governance
Company Director Nominees and Continuing Director Biographies

The following is a brief biographical summary of the experience of the Company’s director nominees and continuing directors.

Vanessa Pegueros Class I Director Nominee Director since December 2022 Independent Committees: Compensation Committee and Nominating and Corporate Governance Committee Other Public Company Boards: 0
Ms. Pegueros has served as a member of the Board since December 2022. Ms. Pegueros has served as a Venture Partner at Flying Fish Partners since 2018. Ms. Pegueros brings over three decades of experience and leadership in software, technology and cybersecurity to LivePerson. Most recently, she served as the Chief Trust & Security Officer of Onelogin, Inc., the identity platform for secure, scalable and smart experiences that connect people to technology, from 2019 until 2022. Prior to that, Ms. Pegueros served as Vice President and Chief Information Security Officer of DocuSign, Inc., the world’s leading way to electronically sign and manage contracts, from 2013 until 2019. Ms. Pegueros also previously served as Senior Vice President of Information Security at U.S. Bancorp; Chief Information Security Officer at Expedia Group, Inc.; and First Vice President, Security Assessment Services at Washington Mutual, Inc. Currently, Ms. Pegueros serves on the board of Prisidio Inc., a cloud-based secure digital vault, and as a member of the board, the Nominating and Governance Committee and the Audit Committee of Boeing Employee Credit Union. Previously, Ms. Pegueros served on the public company board of Carbon Black, Inc., an endpoint security company, which was acquired by VMware, Inc. in October 2019. Ms. Pegueros earned an M.B.A. from Stanford Graduate School of Business, an M.S. in Telecommunications from the University of Colorado at Boulder, and a B.S. in Mechanical Engineering from the University of California at Berkeley. She is Directorship Certified through the NACD as well as a certified Qualified Technology Expert through the Digital Directors Network. She also holds GSEC, CRISC, CISM, and CISSP security certifications as well as the Certified Information Privacy Professional Europe (CIPP/E) privacy certification.

Ms. Pegueros brings to the Board extensive senior leadership experience, technological expertise and innovation, and deep knowledge in the areas of governance and organizational management.

William G. Wesemann Class I Director Nominee Director since November 2004 Independent Committees: Audit Committee and Nominating and Corporate Governance Committee Other Public Company Boards: 1
Mr. Wesemann has served as a member of the Board since November 2004. Mr. Wesemann brings experience as an executive, board member and investor in various technology companies. Mr. Wesemann has been an independent consultant and an independent investor since 2002 in the software and consumer services industries. In addition to his role as a member of the Board, Mr. Wesemann has served on the board of directors of Aclarion, Inc. (NASDAQ: ACON), a medical SAAS company that listed on Nasdaq in 2022, since 2014 and has served as its Lead Independent Director since 2022. He also serves on the boards of directors of several privately-held companies, including Stationhead, Inc., a social audio company, and Mylio, LLC, a photo management company. From March 2016 until January 2019, Mr. Wesemann was CEO of LARC Networks Inc., a communication, security and privacy technology developer. Earlier in his career, Mr. Wesemann was CEO of NextPage, Inc., a provider of document management systems, CEO of netLens Inc., a peer-to-peer platform for creating distributed applications that was acquired by NextPage, and SVP Worldwide of Sales of Genesys Telecommunications Laboratories, Inc., a leader in computer-telephony integration, through a successful IPO. Prior to that, he was EVP Global Sales for NeXT Computer Inc. Mr. Wesemann earned a B.A. degree from Glassboro State College (now called Rowan University).

Mr. Wesemann brings to the Board notable technology, software and sales experience, in addition to extensive CEO, management and board experience at public and private software and technology companies.

PROXY STATEMENT	17

Our Board of Directors and Corporate Governance

Continuing Directors

Jill Layfield Class II Director Independent Director since November 2016 Committees: Audit Committee and Compensation Committee Other Public Company Boards: 0
Ms. Layfield has served as a member of the Board since November 2016 and served as Chair of the Board from July 2023 until October 2024. Ms. Layfield is currently CEO of Birdy Grey (BLUE JAY BEACH, INC.), a digitally native, direct-to-consumer, bridal company. Ms. Layfield previously served as CEO of James Michelle Jewelry, a digitally-native, direct-to-consumer, jewelry company, from June 2022 until December 2024. Ms. Layfield co-founded Tamara Mellon LLC, a digitally-native, luxury retail company, where she served as CEO from July 2016 to December 2021 and assisted in launching the first-ever digitally-led, direct-to-consumer luxury footwear brand. From November 2004 until July 2016, Ms. Layfield served in various roles at Backcountry.com, LLC, including as President and CEO from January 2011 to December 2015. During her time at Backcountry.com she significantly grew the company and successfully sold the business to TSG Consumer Partners for $350 million. Ms. Layfield also held various marketing positions at several major Silicon Valley companies. Ms. Layfield currently sits on the board of directors for The Orvis Company, Inc. Additionally, Ms. Layfield previously sat on the boards of directors of Camber Outdoors and SmartPak Equine, LLC. Ms. Layfield earned a B.A. degree in Communications—Journalism from Santa Clara University. Ms. Layfield is recognized as an innovator and industry expert in combining organizational change and advanced technologies to retool customer care for the digital, mobile era.

Ms. Layfield brings to the Board a deep experience in the retail and technology sector, operational expertise and unique expertise transforming customer experience and forging meaningful, high-quality connections between brands and consumers.

Jim Miller Class II Director Director since February 2023 Independent Chair of the Board Committees: Nominating and Corporate Governance Committee (Chair) Other Public Company Boards: 2
Mr. Miller has served as a member of the Board since February 2023 and as Chair of the Board since October 2024. Mr. Miller brings over 20 years of board, C-Suite and executive experience at leading technology and e-commerce companies such as Google, Wayfair, The RealReal, Amazon, Sanmina-SCI and Cisco. Since January 2023, Mr. Miller has served as a Senior Advisor of Boston Consulting Group, a global management and consulting firm. Mr. Miller previously served as Chief Technology Officer of Wayfair, Inc. from 2019 to 2022. Prior to Wayfair, he served as Chief Executive Officer of AREVO Inc., a 3-D printing company, and previously held executive leadership roles at Google including Vice President of Operations, Ads and Commerce, and Vice President of Worldwide Operations & Google Energy LLC. Prior to joining Google, Mr. Miller was Executive Vice President at Sanmina-SCI Corporation, one of the world’s largest electronic manufacturing service providers. Mr. Miller has also held executive roles in operations and supply chain at FirstSolar, Inc., Cisco Systems, Inc. and Amazon.com, Inc. Mr. Miller currently serves on the boards of The RealReal, Inc. (NASDAQ:REAL), a Nasdaq-listed online luxury resale store, Brambles Ltd. (ASX:BXB), an ASX-listed supply-chain logistics company, and Service Express, a provider of third-party maintenance services and a subsidiary of private equity firm Warburg Pincus LLC. He previously served on the board of Wayfair before becoming its Chief Technology Officer, and ITRenew, Inc., a privately-held global provider of data sanitization and IT asset disposition services. Mr. Miller earned a B.S. in aerospace engineering from Purdue University, an M.S. in mechanical engineering from the Massachusetts Institute of Technology and an M.B.A. from MIT’s Sloan School of Management.

Mr. Miller brings to the Board extensive experience in scaling rapidly-growing internet companies, technological and operational expertise and significant knowledge of financial management and corporate strategy.

PROXY STATEMENT	18

Our Board of Directors and Corporate Governance

Continuing Directors

John Sabino Class II Director Director since January 2024 Chief Executive Officer Other Public Company Boards: 0
Mr. Sabino has served as our Chief Executive Officer (“CEO”) and as a member of the Board since January 2024. Prior to joining LivePerson, Mr. Sabino served as Chief Customer Officer of VMware, Inc., a cloud computing and virtualization technology company, from October 2021 to January 2024, where he led the company’s 7,000-person global customer success organization. From 2017 to October 2021, Mr. Sabino served as Chief Customer Officer of Splunk Inc., a software company focused on data management and digital system security solutions where he oversaw customer experience for Splunk’s more than 18,000 customers. From March 2015 to April 2017, Mr. Sabino served as Chief Operating Officer of GE Digital (currently known as GE Vernova, Inc.), an industrial software company focused on creating the infrastructure and next generation capabilities for the industrial internet, where he led operations and oversaw strategy, go-to-market, and technology infrastructure. Mr. Sabino started his career as a captain in the United States Army and has held executive roles leading commercial operations and strategic initiatives at General Electric Capital Corporation and NBCUniversal Media LLC. Mr. Sabino earned an M.B.A. from USC’s Marshall School of Business and a B.S. from the United States Military Academy at West Point.

Mr. Sabino brings to the Board a unique perspective on LivePerson’s business as well as his strategic vision and operational insights as the Company’s CEO. In addition, the Company values Mr. Sabino’s SaaS and enterprise software leadership experience and deep familiarity with the technology and digital business industry.

Dan Fletcher Class III Director Independent Director since November 2024 Committees: Audit Committee and Compensation Committee Other Public Company Boards: 0
Mr. Fletcher has served as a member of the Board since November 2024. Mr. Fletcher brings over 17 years of SaaS industry financial, strategic, and operational experience, with particular specialization in financial, strategic and operational organizational transformation. As an experienced CFO, his areas of expertise include profitability analysis and improvement, budgeting and forecasting, strategic planning, operating strategy design and execution, cash flow and working capital management, sales force effectiveness, organizational design, post-acquisition integration, and project management.

Mr. Fletcher joined Vector Capital Management, L.P. (together with its affiliates, the “Vector Group”) in June 2018, where he served as an Operating Principal until February 2025 and has served as Chief Financial Officer for multiple Vector Group investments. Mr. Fletcher currently serves as Chief Financial Officer of Planful, Inc., a leading SaaS provider of cloud-based enterprise performance management applications (January 2022 - present and December 2018 - May 2020). Previously, he served as Chief Financial Officer of MarkLogic Corporation, a leading provider of data management and data integration solutions for large enterprise and public sector customers (October 2020 - December 2021). From 2014 until June 2018, Mr. Fletcher was a Manager at Alvarez & Marsal, a leading consulting firm, where he served in interim management roles for portfolio companies of Alvarez & Marsal clients, and was previously employed an associate at Sterling Partners, a private equity firm based in Chicago, and at PricewaterhouseCoopers LLP. In addition, Mr. Fletcher has served as a director of two privately held companies: Gappify, Inc., a leading provider of accrual automation solutions for corporate accountants (August 2021 - present) and Reconext, an industry leader in providing reverse logistic solutions to wireless and electronics customers (March 2020 - February 2021). Mr. Fletcher holds a B.S. and Masters degree in Accountancy from the University of Missouri.

Mr. Fletcher brings to the Board extensive experience in SaaS industry operations and finance, including with strategic initiatives to enhance shareholder value.

PROXY STATEMENT	19

Our Board of Directors and Corporate Governance

Continuing Directors

Karin-Joyce (K.J.) Tjon Class III Director Independent Director since November 2024 Committees: Audit Committee and Compensation Committee Other Public Company Boards: 2
Ms. Tjon has served as a member of the Board since November 2024. Ms. Tjon is a seasoned finance and operations leader with over 25 years of executive and board leadership experience including public and private technology and SaaS companies. Ms. Tjon has a proven track record of driving business transformation, and deep expertise in turnaround management as well as complex debt and cost restructuring. Ms. Tjon currently serves on the boards of directors of Solidion Technology, Inc. (NASDAQ:STI), a publicly traded company that develops and supplies technologies for electric vehicles (since 2022), Volcon, Inc., (NASDAQ:VLCN), a publicly traded electric powersports company (since 2021), and NPH International, a charitable organization. From July 2018 until May 2020, Ms. Tjon served as Chief Financial Officer of Alorica, Inc., a multi-billion dollar provider of technology-enabled customer service solutions for large enterprises, where she was instrumental in strengthening the company’s capital structure, including leading significant debt restructuring initiatives. From February 2017 until August 2017, Ms. Tjon was President and Chief Operating Officer of Scientific Games, Inc. From July 2014 until September 2016, Ms. Tjon served as the Executive Vice President and Chief Financial Officer for Epiq Systems, Inc., a formerly publicly traded provider of technology-enabled solutions for the legal industry. From August 2011 to May 2014, Ms. Tjon served as Chief Financial Officer at Hawker Beechcraft, Inc. From 2002-2011, Ms. Tjon served as Managing Director at Alvarez & Marsal, a leading consulting firm, where her practice focused on business transformation, turnaround management and driving operating performance. Ms. Tjon also previously served on the board of Kaleyra, Inc., a global provider of enterprise mobile and omnichannel communication services from December 2022 through the company’s acquisition by Tata Communications in November 2023. Ms. Tjon earned an M.B.A. from Columbia University’s Graduate School of Business and a B.S.S. in specialized studies in Organizational Behavior from Ohio University.

Ms. Tjon brings to the Board significant financial, operational and leadership experience as a director, C-Suite executive and corporate advisor for public and private companies, deep expertise in turnaround management as well as complex debt and cost restructuring, along with her demonstrated track record driving operating performance and innovation.

Corporate Governance Policies and Practices

We are committed to strong corporate governance to enhance our Board’s oversight of the Company and have adopted policies and practices in furtherance of such objective. These policies and practices include that:

•all members of our Audit Committee are “independent” under the Nasdaq rules and the rules and regulations of the SEC;
•all members of our Compensation Committee and our Nominating and Corporate Governance Committee are “independent” under the Nasdaq rules;
•the Company and the Board regularly review and evaluate the Company’s corporate governance practices as a general matter and in response to investor feedback;
•the Board maintains charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee which can be found at https://ir.liveperson.com/corporate-governance/governance-overview;
•the Board has adopted a policy regarding conflicts of interest and “related party transactions”, as defined under the Nasdaq rules and the rules and regulations of the SEC, under which all potential conflicts of interest and related party transactions must be reviewed and pre-approved by the Audit Committee; and
•an annual risk assessment of the Company’s compensation programs, policies and practices is conducted by the Board and the Compensation Committee.

PROXY STATEMENT	20

Our Board of Directors and Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, corporate governance policies, and standards applicable to us in general. In addition, the Board has adopted a Code of Conduct applicable to all of our employees, including our executive officers, and our non-employee directors, as well as a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code of Conduct and Code of Ethics can be found at https://ir.liveperson.com/corporate-governance/governance-overview.

Director Independence

The Board has determined that the Chair of the Board, Mr. Miller, Mr. Fletcher, Ms. Layfield, Ms. Pegueros, Ms. Tjon and Mr. Wesemann, are “independent” under the Nasdaq listing requirements and the applicable rules and regulations of the SEC. As part of the Board’s process in making such determination, each such director provided confirmation that (a) the objective criteria for independence pursuant to the Nasdaq rules are satisfied and (b) each such director has no other relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Sabino, our CEO and a member of the Board, is an employee and therefore not “independent” under these requirements, rules and regulations.

Communications with Directors

In order to communicate with the Board as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to LivePerson, Inc., 530 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary. All such correspondence will be forwarded to the appropriate director or group of directors. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

Director Nominations

The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders in accordance with its charter, our Bylaws, and the Corporate Governance Guidelines.

The processes established by our Nominating and Corporate Governance Committee to identify and evaluate director candidates, including those recommended by stockholders, include requests to Board members and others for recommendations, evaluation of biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board, all on an as-needed basis from time to time.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Specific weighting is not assigned to any of the criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. The Nominating and Corporate Governance Committee has, on certain occasions, retained a third-party executive search firm to identify or assist in the evaluation of candidates.

PROXY STATEMENT	21

Our Board of Directors and Corporate Governance

In carrying out its responsibilities, the Nominating and Corporate Governance Committee values differences in business experience, professional skills, educational background, viewpoint and other individual qualities and attributes that facilitate and enhance the oversight by the Board of the business and affairs of the Company.

Once the Nominating and Corporate Governance Committee has identified or been recommended a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. The Nominating and Corporate Governance Committee will make its initial determination based on its own knowledge of the candidate, information provided as part of the candidate’s nomination and any supplemental inquiries to the person recommending the candidate or others, the Nominating and Corporate Governance Committee’s assessment of the qualifications, qualities, skills and other expertise most beneficial to the Board from time to time, and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Nominating and Corporate Governance Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Nominating and Corporate Governance Committee then will evaluate the prospective nominee, taking into account whether the prospective nominee is “independent” within the meaning of the listing standards of Nasdaq and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee or Compensation Committee expertise, the prospective nominee’s skills and experience in areas that are relevant to the Company’s businesses and activities, and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee and, if warranted, one or more members of the Nominating and Corporate Governance Committee and others, as appropriate, will conduct interviews in person or virtually. After completing this process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of management.

In addition, stockholders may nominate candidates for election to the Board so long as such stockholders comply with the requirements set forth in our Bylaws and Regulation 14A under the Exchange Act. See “Other Information - Stockholder Proposals and Nominations” beginning on page 71 of this Proxy Statement for more information on the deadline for receipt of director nominations under our Bylaws.

Attendance at Annual Meeting

While the Company has not adopted a formal policy with regard to attendance by members of the Board at annual stockholder meetings, all members of the Board are invited to attend the Company’s annual meeting of stockholders. Three directors attended the 2024 Annual Meeting.

Board Tenure/Retirement Policy

The Board does not believe that arbitrary limits on the number of consecutive terms a director may serve or on the directors’ ages are currently appropriate in light of the substantial benefits the Company generally receives from having a sustained focus on the Company’s business, strategy and industry over a significant period of time. Each individual’s performance will be assessed by the Nominating and Corporate Governance Committee in light of relevant factors in connection with assessments of candidates for nomination to be a director. However, we work hard to strike the right balance between long-term understanding of our business and fresh external perspectives,

PROXY STATEMENT	22

Our Board of Directors and Corporate Governance
and have added two new independent directors in the past year, with four of our current independent directors added within the past three years to help ensure variety of backgrounds and perspectives within the Board.

Risk Oversight

The Board provides oversight of the Company’s management of risk. Senior management has responsibility for the management of risk and reports to the Board as needed with respect to its ongoing enterprise risk management efforts, including monitoring risk related to the Company’s business strategy, operational risk relating to the Company’s key business practices and compliance risk associated with the regulatory frameworks to which the Company is subject. Given the heightened importance and relevance of risks related to privacy, data use and cybersecurity, the Board as a whole oversees management of these risks. In exercising its oversight of risk management, the Board has delegated to the Audit Committee primary responsibility for the oversight of risks related to the Company’s financial statements, internal controls, disclosure controls, and related processes. As discussed in more detail below, the Board has delegated to the Compensation Committee primary responsibility for the oversight of risk related to the Company’s compensation program, policies and practices. The Board has delegated to the Nominating and Corporate Governance Committee primary responsibility for the oversight of risk related to the Company’s corporate governance practices. Each committee reports as needed to the full Board with respect to such committee’s particular risk oversight responsibilities.

Risk Assessment of Compensation Policies
The Compensation Committee, with the assistance of management and expert third-party consultants, included a risk assessment in its overall review of the Company’s compensation programs, policies and practices and concluded that they did not, and do not, create risks that are reasonably likely to have material adverse effect on the Company.

Stock Ownership

We strongly encourage our executives and non-employee directors to hold an equity interest in our Company, and, accordingly, maintain formal executive stock ownership guidelines. Under these guidelines, each of our executive officers and non-employee directors is required to build and maintain their share ownership to the levels listed below within a period of five years from the adoption of the policy (April 2022), or the start of their service in a covered role, if later:
•CEO: 5x current base salary.
•Other NEOs: 2x current base salary.
•Non-employee directors: 5x annual cash retainer.
Shares owned outright (including shares from vested RSUs and PRSUs) count toward the ownership goals, while shares associated with unvested RSUs, PRSUs and unexercised stock options do not count toward compliance with the guidelines. Compliance with the guidelines will be measured prior to the first required measurement date in 2027.

We believe that our stock ownership policy will contribute to the retention of shares from vested RSUs and PRSUs by our executive officers and non-employee directors. In the event that the ownership goals are not achieved within the applicable five-year compliance period, the non-employee directors and executive officers would be required to hold all net shares issued upon exercise of stock options or settlement of RSUs and PRSUs (in each case, after payment of any applicable withholding tax obligations) until the guidelines are met.

PROXY STATEMENT	23

Our Board of Directors and Corporate Governance
Compensation Recovery Policy

We maintain an amended and restated omnibus clawback policy (the “Clawback Policy”), effective as of October 2, 2023, which revised the prior clawback policy in order to comply with Exchange Act Rule 10D-1 and the applicable Nasdaq listing standards. Pursuant to the Clawback Policy, in the event of an “accounting restatement” (as defined in the Clawback Policy), our “covered executives” (as defined in the Clawback Policy), including our NEOs, must reimburse us for any “erroneously awarded compensation” (as defined in the Clawback Policy). Erroneously awarded compensation includes the amount of incentive compensation received by a covered executive during the three fiscal years preceding the date we are required to prepare an accounting restatement based on our achievement of “financial reporting measures” (as defined in the Clawback Policy) in excess of the amount that the covered executive would have received based on the restated financial reporting measures. The Compensation Committee has the authority to interpret and make all determinations under the Clawback Policy.

Prohibition Against Hedging and Certain Equity Transactions

Our Insider Trading and Disclosure Policy (the “Insider Trading Policy”) prohibits those officers subject to Section 16 reporting from engaging in hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions. In addition, all officers and employees of the Company and all the members of our Board are prohibited from engaging in “short” sales or other transactions involving LivePerson stock which could reasonably cause our officers to have interests adverse to our stockholders. “Short” sales, which are sales of shares of common stock by a person who does not own the shares at the time of the sale, evidence an expectation that the value of the shares will decline. We prohibit our executive officers from entering into “short” sales because such transactions signal to the market that the executive officer has no confidence in us or our short-term prospects and may reduce the officer’s incentive to improve our performance. In addition, Section 16(c) of the Exchange Act expressly prohibits executive officers and directors from engaging in short sales. Our executive officers are also prohibited from trading in LivePerson-based put and call option contracts, transacting in straddles and similar transactions without Board approval. These transactions would allow someone to continue to own the covered securities, but without the full risks and rewards of ownership. If an executive officer were to enter into such a transaction, the executive officer would no longer have the same objectives as our other stockholders. Under the Insider Trading Policy, all officers and employees of the Company, and all of the members of the Company’s Board are also prohibited from margining or pledging their common stock to secure a loan, or from purchasing Company stock “on margin” (that is, borrow funds to purchase stock, including in connection with exercising any Company stock options).

Policies and Practices Related to the Timing of Grants of Certain Equity Awards

The Compensation Committee may grant equity-based awards under the Company’s 2019 Stock Incentive Plan (or the Company’s Amended and Restated Inducement Plan (as defined below), in the case of new-hire awards) in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other equity-based awards. The Compensation Committee approves equity awards at one of its regularly scheduled meetings, or at such other times as appropriate or necessary, and generally, for annual equity awards, after the Compensation Committee has completed its annual compensation review for the CEO and other NEOs. The Compensation Committee has also delegated the authority to grant equity awards to certain non-executive officer employees to a sub-committee, which sub-committee generally meets to approve the applicable equity awards on or about the 15th day of each month. We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards.

PROXY STATEMENT	24

Our Board of Directors and Corporate Governance
Board Meetings and Committees

The Board held four regular quarterly meetings, as well as 21 interim meetings, during the 2024 Fiscal Year. During the 2024 Fiscal Year, each director attended or participated in at least 75% of the meetings of the Board that were held while such director served on the Board and at least 75% of the meetings of the committees of the Board on which such director served.

Directors who are not members of the Company’s management meet at regularly scheduled executive sessions without members of management present. The Board and the Audit Committee generally hold executive sessions at each regularly scheduled meeting. The Compensation Committee holds executive sessions as needed.

Audit Committee

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates, oversees whistleblower procedures and performs other duties and responsibilities as set forth in a charter approved by the Board. The charter of the Audit Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. Each member of the Audit Committee is independent, as “independence” is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Audit Committee held four meetings during the 2024 Fiscal Year.

The members of the Audit Committee of our Board during the 2024 Fiscal Year were Mr. Kevin Lavan (Chair), Mr. Bruce Hansen, Ms. Layfield, Mr. Wesemann and Ms. Yael Zheng, and following the completion of Mr. Lavan and Ms. Zheng’s terms as directors, Ms. Tjon (Chair), Mr. Fletcher, Mr. Hansen, Ms. Layfield and Mr. Wesemann.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Ms. Tjon satisfies the Nasdaq rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Ms. Tjon is the Audit Committee’s “audit committee financial expert” as defined by the SEC.

Compensation Committee

The Compensation Committee’s primary responsibility is to review and approve the compensation to be paid or provided to the Company’s executive officers and strive to ensure that such compensation is consistent with the Company’s strategy, sound corporate governance principles and stockholder interests. The Compensation Committee also oversees the Company’s compensation, equity and employee benefit plans and programs and performs other duties and responsibilities as set forth in a charter approved by the Board. The charter of the Compensation Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. The CEO and the Human Resources Department present compensation and benefit proposals to the Compensation Committee for the Committee’s consideration and approval. Each member of the Compensation Committee is independent, as “independence” is defined for purposes of Compensation Committee membership by the listing standards of Nasdaq and a “non-employee director” as defined in Exchange Act Rule 16b-3(b)(3). The Compensation Committee held six Compensation Committee meetings during the 2024 Fiscal Year.

PROXY STATEMENT	25

Our Board of Directors and Corporate Governance

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities. The Company from time to time engages the services of a compensation consultant to provide market and peer compensation data to the Company. The Compensation Committee annually reviews this market and peer compensation data, and the Compensation Committee engaged Compensia as the Committee’s independent compensation consultant throughout the 2024 Fiscal Year. Compensia is an independent compensation advisory firm specializing in executive and Board compensation design and analysis, as well as corporate governance consultation. During the year, the Compensation Committee conducted an assessment of Compensia’s independence considering relevant SEC regulations and Nasdaq listing standards, and determined that the services performed by Compensia, and the individual compensation advisors employed by it who provide services to the Compensation Committee, raised no conflicts of interest.

The members of the Compensation Committee of our Board during the 2024 Fiscal Year were Ms. Zheng (Chair), Mr. Lavan, Ms. Layfield, Ms. Pegueros and Mr. Wesemann, and following the completion of Mr. Lavan and Ms. Zheng’s terms as directors, Ms. Pegueros (Chair), Mr. Fletcher, Ms. Layfield and Ms. Tjon.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board is responsible for identifying individuals qualified to become Board members, recommending to our Board the persons to be nominated for election as directors and to each of the Board’s committees, reviewing and making recommendations to the Board with respect to Board and management succession planning, developing and recommending to the Board corporate governance principles and policies, reviewing stockholder proposals and overseeing evaluation of the Board and each committee thereof, as needed. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the Company’s policies, practices, risk management, and public disclosure regarding environmental, social and governance matters. The charter of the Nominating and Corporate Governance Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described above under “Director Nominations.” Each member of the Nominating and Corporate Governance Committee is “independent,” as defined under the rules of Nasdaq. The Nominating and Corporate Governance Committee deliberated as needed during regularly scheduled board meetings.

The members of the Nominating and Corporate Governance Committee of our Board during the 2024 Fiscal Year were Mr. Miller (Chair), Ms. Layfield, Ms. Pegueros and Mr. Wesemann.

No Family Relationships

There are no family relationships between any of our officers and directors.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Delinquent Section 16(a) Reports

The members of our Board, our executive officers and persons and entities who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires each of them to file reports with respect to their ownership of our common stock and their transactions in

PROXY STATEMENT	26

Our Board of Directors and Corporate Governance
such common stock. Based solely upon a review of the copies of Section 16(a) reports that LivePerson has received from such persons or entities, and the written representations received from the members of our Board and our executive officers that no other reports were required, for transactions in our common stock and their common stock holdings for the 2024 Fiscal Year, LivePerson believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its common stock, other than one Form 4 that was late with respect to transactions on three days during such fiscal year, filed by Vector Capital Management, L.P.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation of our non-employee directors in the 2024 Fiscal Year. Following the table is a discussion of material factors related to the information disclosed in the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Dan Fletcher (3)(5)	5,136	68,000	73,136
Bruce Hansen(3)(4)	57,338	68,000	125,338
Kevin Lavan(6)	60,897	—	60,897
Jill Layfield (3)	111,195	68,000	179,195
James Miller (3)	49,511	68,000	117,511
Vanessa Pegueros(3)	57,255	68,000	125,255
Karin-Joyce (K.J.) Tjon (3)(5)	6,114	68,000	74,114
William G. Wesemann (3)	56,766	68,000	124,766
Yael Zheng(6)	54,130	—	54,130
(1) Non-employee directors receive their annual equity award in the form of RSUs.
(2) The amounts reported in the “Stock Awards” column represent the grant date fair value of RSU awards granted to our directors in 2024 computed in accordance with ASC Topic 718 and in accordance with SEC rules. Details and assumptions used in calculating the grant date fair value of the RSU awards may be found in Note 12 of the Company’s consolidated financial statements contained in our Annual Report on Form 10-K for the 2024 Fiscal Year, as filed with the SEC. The amounts included in this column reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the non-employee directors, and there is no assurance that these grant date fair values will ever be realized by the directors. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3) As of December 31, 2024, the number of shares underlying outstanding and unvested RSUs for each director were 80,000 for each of Mr. Fletcher, Mr. Hansen, Ms. Layfield, Mr. Miller, Ms. Pegueros, Ms. Tjon and Mr. Wesemann. As of December 31, 2024, the number of shares underlying unexercised stock options for non-employee directors were: Ms. Layfield, 141,017 and Mr. Wesemann, 166,017.
(4) Mr. Hansen resigned from the Board effective January 31, 2025.
(5) Mr. Fletcher and Ms. Tjon were newly-elected members of the Board as of the 2024 Annual Meeting of Stockholders on November 25, 2024.
(6) Mr. Lavan and Ms. Zheng each resigned from the Board effective as of the 2024 Annual Meeting of Stockholders on November 25, 2024.

The non-employee directors are compensated in accordance with a fee schedule that is approved by the Compensation Committee, that generally operates on an annual cycle from July 1 to June 30 each year. Directors who are also our employees receive no additional compensation for their services as directors. The Compensation Committee reviews and recommends to the Board appropriate director compensation programs for service as non-employee directors including role-specific compensation for committee chair and committee members service. In

PROXY STATEMENT	27

Director Compensation
order to determine the Board compensation framework, the Compensation Committee periodically reviews comparative market composite data of practices of the Company’s peers provided by Compensia.

Consistent with the Company’s compensation philosophy, non-employee director compensation is positioned competitively against companies of similar industry size and value, and is reviewed by the Compensation Committee periodically with changes, if any, generally being implemented for the next Board compensation cycle.

For his or her services in Fiscal Year 2024, each non-employee director received compensation in accordance with the following:

Annual Cash Retainer	$35,000
Annual Cash Retainer for Chair of the Board	$50,000
Annual Equity Grant	$200,000	(1)
(1) Newly appointed non-employee directors to the Board receive an initial equity grant equal to the annual equity retainer of $200,000, the value of which may, in the Compensation Committee’s discretion, be prorated based on the timing of the new director’s commencement of service.

Members of our Committees, other than the Chairpersons, receive the following additional compensation (which is paid quarterly in arrears and prorated for any partial quarters of service):

Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000
Operating Committee (1)	$5,000

(1) The Operating Committee was disbanded in 2024.

The Chairpersons of our Committees receive the following additional compensation (which is paid quarterly in arrears and prorated for any partial quarters of service):

Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Operating Committee (1)	$10,000
(1) The Operating Committee was disbanded in 2024.
For the 2024 Fiscal Year, non-employee directors received their annual equity award in the form of RSUs. The RSUs will “cliff” vest on the one year anniversary of the date of grant. In light of continued pressure on our stock price, management and the Compensation Committee recommended to the Board, and our non-employee directors agreed, to align the conversion methodology used for target equity value for non-employee director awards with the conversion methodology currently in effect for executive officer and employee grants, which is designed to mitigate dilution. Pursuant to this methodology, the number of shares to be awarded in respect of RSU awards was based on a pre-established minimum share conversion price, which was greater than our closing price on the date of grant. This adjustment resulted in actual grant-date value for the non-employee director RSU awards being less than the $200,000 annual equity grant value as provided for under our non-employee director compensation policy.

PROXY STATEMENT	28

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, P.C. (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, including each quarterly interim period therein, and the Board is asking the stockholders to ratify this appointment at the Annual Meeting.

Although stockholder ratification of the Audit Committee’s appointment of BDO is not required, the Board considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

A representative from BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The following table presents fees for professional audit services and other services provided to LivePerson by BDO for the fiscal years ended December 31, 2024 and 2023.

	2024		2023
Audit Fees	$1,200,000	(1)	$2,055,855	(2)
Audit-Related Fees	$—		$—
Tax Fees	$—		$—
All Other Fees	$—		$—
(1)“Audit Fees” for 2024 consist of fees for professional services rendered in connection with the audit of the Company’s consolidated annual financial statements, the review of the Company’s interim condensed consolidated financial statements included in quarterly reports, and procedures in connection with regulatory filings.
(2)“Audit Fees” for 2023 consist of fees for professional services rendered in connection with the audit of the Company’s consolidated annual financial statements, the review of the Company’s interim condensed consolidated financial statements included in quarterly reports, procedures in connection with regulatory filings, and the audit of the Company’s internal control over financial reporting.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

PROXY STATEMENT	29

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

Required Vote
The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to ratify the Audit Committee’s selection of BDO. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the Company’s or our stockholders’ best interests.

The Board unanimously recommends a vote on the proxy card “FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROXY STATEMENT	30

Audit Committee Report
AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee

The Audit Committee consists of the following members of the Company’s Board: Karin-Joyce (K.J.) Tjon (Chair), Dan Fletcher, Jill Layfield and William G. Wesemann. Each member of the Audit Committee is independent, as “independence” is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Ms. Tjon satisfies the Nasdaq rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Ms. Tjon is the Audit Committee’s “audit committee financial expert” as defined by the SEC.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. The Audit Committee charter is available at http://www.liveperson.com/company/ir/corporate-governance.

Review of the Company’s Audited Consolidated Financial Statements for the 2024 Fiscal Year

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor for the Company’s 2024 Fiscal Year, BDO, was responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2024 Fiscal Year with the Company’s management. The Audit Committee has separately discussed with BDO, the Company’s independent registered public accounting firm for the 2024 Fiscal Year, the matters required to be discussed by PCAOB Auditing Standard No. 1301 (“Communication with Audit Committees”), as amended, which includes, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements. In addition, the Audit Committee received the written disclosures and the letter from BDO, as required where applicable, by the PCAOB, regarding BDO’s communications on matters of independence. The Audit Committee has further discussed with BDO the firm’s independence from the Company.

PROXY STATEMENT	31

Audit Committee Report
Conclusion

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2024 Fiscal Year for filing with the SEC.

Not all of the members of the Audit Committee are professionally engaged in the practice of auditing or accounting and not all are necessarily experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations, efforts and discussions referred to above do not ensure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with generally accepted accounting principles or that BDO is in fact “independent.”

Submitted by the Audit Committee of the Company’s Board:

Karin-Joyce (K.J.) Tjon (Chair)
Dan Fletcher
Jill Layfield
William G. Wesemann

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PROXY STATEMENT	32

Proposal No. 3 Advisory Approval of the Compensation of Our Named Executive Officers
PROPOSAL NO. 3 ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At our 2023 annual meeting of stockholders, a majority of our stockholders recommended that an advisory resolution with respect to NEO compensation be presented to the Company’s stockholders every year. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. Our Board adopted the stockholders’ recommendation for the frequency of the “say-on-pay” vote, and accordingly, we are requesting your advisory approval of the compensation of our NEOs as disclosed in this Proposal No. 3 as well as in the compensation tables and the accompanying narrative discussion set forth on pages 35 to 54 of this Proxy Statement, as required under Section 14A of the Exchange Act.

Our executive compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s growth and profitability, to align incentives with the Company’s fiscal performance, to reward officers’ individual performance against objectives that achieve the Company’s strategy and the creation of value for stockholders over the long term, and to provide a balanced approach to compensation that does not promote inappropriate risk taking.

We believe that we utilize a well-proportioned mix of fixed annual compensation and at-risk compensation programs that include both short-term and long-term performance incentives and rewards, and a suite of employee benefits focused on supporting our ability to recruit and retain high-caliber employees. By following this approach, we provide each of our NEOs, a measure of security in the base compensation that each individual is eligible to receive, while motivating each NEO to focus on the business objectives that will produce a high level of performance for the Company, as well as promote executive retention. Maintaining this pay mix between fixed and at-risk compensation results fundamentally in a pay-for-performance orientation for our NEOs.

At our 2024 annual meeting of stockholders, over 88% of the votes entitled to vote supported our executive compensation program and decisions. As in prior years, we consider the results of our stockholder advisory “say-on-pay” vote from the preceding year. The Board and Compensation Committee interpreted the results of the 2024 vote as an endorsement of our current executive compensation program’s design and direction. We regularly engage with our stockholders, through calls directly with stockholders and investment analysts, participation in investor events, and seeking direct feedback. We intend to continue our efforts to engage with, and solicit feedback from, our stockholders and will, in turn, carefully consider, and may implement, revisions to our compensation programs as a result of that feedback.

We encourage you to carefully review the compensation tables and the accompanying narrative discussion beginning on page 35 of this Proxy Statement for additional details on LivePerson’s executive compensation.

We are asking you to indicate your support for the compensation of our NEOs as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to approve, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to LivePerson, Inc.’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the compensation tables and the narrative discussion of this Proxy Statement, is hereby approved.

PROXY STATEMENT	33

Proposal No. 3 Advisory Approval of the Compensation of Our Named Executive Officers
Required Vote
Although, as an advisory vote, this proposal is not binding upon us or the Board, the Compensation Committee, which is responsible for approving or recommending to the full Board the amount and form of compensation to be paid to our executive officers, including our NEOs, will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions. The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal is required to approve this Proposal No. 3.

The Board unanimously recommends a vote on the proxy card “FOR” the approval of the executive compensation of our named executive officers.

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Executive Compensation
EXECUTIVE COMPENSATION
Executive Officers
The following is a brief biographical summary of the experience of the executive officers of LivePerson, including their ages, as of May 1, 2025.

Name	Age	Position(s)
John Sabino	52	Chief Executive Officer
John D. Collins	43	Chief Financial Officer and Chief Operating Officer
Monica L. Greenberg	56	Executive Vice President, Policy and General Counsel
Jeffrey Ford	46	Chief Accounting Officer

John Sabino’s biography can be found above in this Proxy Statement and is included with the biographies of the other members of the Board. Biographies for our other executive officers are listed below.

John D. Collins, has served as our Chief Financial Officer (“CFO”) since February 2020 and our Chief Operating Officer (“COO”) since January 2024. He also served as our Interim Chief Executive Officer from August 2023 to January 2024. Drawing on his experience as a founder, data scientist, and institutional investor, John brings a modern vision and skillset to his work. As CFO, he has played a critical role in driving LivePerson’s corporate strategy and business development efforts, including successfully executing M&A, divestiture, and capital markets transactions. Mr. Collins joined LivePerson in September 2019 to lead the development of automations and machine learning to support strategic decision making and predictive analytics as SVP of Quantitative Strategy. In 2013, Mr. Collins co-founded Thasos, a New York City-based predictive intelligence company powering large-scale equity trading platforms. Mr. Collins served in various capacities at Thasos, including, most recently, as an Advisory Board Member, as its Chief Product Officer (2016–2019) and as its Portfolio Manager (2013–2016). Prior to that, Mr. Collins held roles in the financial services industry, including regulating financial firms at the NYSE, and structuring transactions in leveraged finance at Credit Suisse. Mr. Collins earned his J.D. from Chicago-Kent College of Law at Illinois Institute of Technology, his M.B.A. from the Massachusetts Institute of Technology, and his B.S. from the University of Central Florida.

Monica L. Greenberg, has served as our Executive Vice President, Policy and General Counsel since April 2019, our Executive Vice President, Corporate Development, Strategic Alliances and General Counsel from December 2017 to April 2019, our Executive Vice President, Business Affairs and General Counsel from February 2014 to December 2017 and our Senior Vice President, Business Affairs and General Counsel from November 2006 to February 2014. From May 2004 until October 2006, Ms. Greenberg was an independent consultant. From April 2000 until April 2004, Ms. Greenberg served as Vice President, General Counsel and Senior Corporate Counsel of Nuance Communications, Inc. Previously, from January 1999 to March 2000, Ms. Greenberg was the principal of a small business. From July 1996 to December 1998, Ms. Greenberg was associated with the law firm of Wilson Sonsini Goodrich & Rosati in Palo Alto, California. From September 1994 to July 1996, Ms. Greenberg was associated with the law firm of Willkie Farr & Gallagher in New York, New York. Ms. Greenberg earned her J.D. from Boston University School of Law, where she was a member of the Boston University Law Review, and a B.A. from the University of Pennsylvania.

Jeffrey Ford, has served as our Chief Accounting Officer (“CAO”) and Senior Vice President of Finance since August 2023. Mr. Ford leads LivePerson’s finance and accounting functions, including financial planning and analysis (FP&A), treasury, billing and collections, corporate and international accounting, M&A, tax, technical accounting, financial reporting, procurement, payroll, equity administration, and business systems. Before joining LivePerson, Mr. Ford held senior finance and accounting roles at CrowdStrike, a cybersecurity technology company, and Stripe, a financial technology company, where he drove innovation, optimized finance and accounting operations, and

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Executive Compensation
coached high-impact teams. Prior to that, Mr. Ford was at KPMG, a global network of professional firms providing audit, tax and advisory services, for 20 years, most recently as a partner where he held various leadership roles and served in the National Office (Department of Professional Practice). Mr. Ford currently serves as a Board Member and Audit Committee Chair of Alternative Family Services. Mr. Ford is based in the San Francisco Bay Area and earned his B.S. in Accounting and B.A. in Business Administration and Economics from the University of Redlands and is a graduate of the Stanford Executive Program and an alumnus of Stanford University’s Graduate School of Business. Mr. Ford is a certified public accountant.

Executive Compensation

As a smaller reporting company, the Company has opted to comply with the SEC’s executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended. Those rules require compensation disclosure only for the Company’s principal executive officer and its next two most highly compensated executive officers (other than the principal executive officer) who were serving as executive officer at the end of 2024.

The tabular disclosure and discussion that follow describe the Company’s executive compensation program during the fiscal years ended December 31, 2024 and, if applicable, December 31, 2023 with respect to the Company’s named executive officers for 2024:

•John Sabino, our CEO;
•John D. Collins, our COO and CFO, and former Interim CEO; and
•Monica L. Greenberg, our Executive Vice President, Policy and General Counsel;

Mr. Sabino, our CEO, joined the Company as of January 10, 2024. Mr. Collins served as Interim CEO from August 8, 2023 through January 9, 2024, when Mr. Sabino, our new CEO, commenced employment. At that time, Mr. Collins began serving as our COO and continues to serve as our CFO.

2024 Summary Compensation Table
The following table sets forth the compensation earned for all services rendered to the Company in all capacities in each of the last two fiscal years, by our NEOs. Following the table is a discussion of material factors related to the information disclosed in the table.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
John Sabino Chief Executive Officer (1)	2024	535,545	—	3,421,936	169,000	165,000	27,798 (6)	4,319,279
John D. Collins Chief Financial Officer and Chief Operating Officer	2024	525,000	575,000	890,400	—	97,125	40,334(6)	2,127,859
	2023	525,000	300,000	1,450,059	—	164,299	39,961	2,479,319
Monica L. Greenberg Executive Vice President, Policy and General Counsel	2024	450,000	450,000	535,930	—	67,500	21,240(6)	1,524,670
	2023	450,000	—	394,411	—	128,025	21,250	993,686

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Executive Compensation
(1) Mr. Sabino was appointed as our CEO effective as of January 10, 2024.
(2) Represents retention awards, as described in the section of this Proxy Statement titled “Narrative Disclosure to 2024 Summary Compensation Table – Additional Awards” below.
(3) The amounts reported in the “Stock Awards” column represent the grant date fair value of RSU awards granted to our NEOs in 2024 computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC Topic 718, and in accordance with SEC rules. Details and assumptions used in calculating the grant date fair value of the RSU awards may be found in Note 12 of the Company’s consolidated financial statements contained in our Annual Report on Form 10-K for the 2024 Fiscal Year, as filed with the SEC. The amounts included in this column reflect the Company’s accounting expense and do not correspond to the actual value that will be realized, and there is no assurance that these grant date fair values will ever be realized. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(4) The amounts reported in the “Option Awards” column represent the grant date fair value of the option awards granted to our NEOs in 2024, computed in accordance with ASC Topic 718. Details and assumptions used in calculating the grant date fair value of the option awards may be found in Note 12 of the Company’s consolidated financial statements contained in our Annual Report on Form 10-K for the 2024 Fiscal Year, as filed with the SEC. The amounts included in this column reflect the Company’s accounting expense and do not correspond to the actual value that will be realized, and there is no assurance that these grant date fair values will ever be realized. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(5) Represents the performance-based, annual incentive bonuses, as described in the section of this Proxy Statement titled “Narrative Disclosure to 2024 Summary Compensation Table - Annual Incentive Compensation” below.
(6) Amounts reported include: (i) $660, $720, and $648 for Mr. Sabino, Mr. Collins, and Ms. Greenberg, respectively, for premiums for term life insurance, (ii) $8,177, $13,800, and $13,375 for Mr. Sabino, Mr. Collins, and Ms. Greenberg, respectively, for matching contributions to our 401(k) plan, and (iii) $18,961, $25,814, and $7,217, for Mr. Sabino, Mr. Collins, and Ms. Greenberg, respectively, for health, dental, vision and disability insurance.

Narrative Disclosure to 2024 Summary Compensation Table

Elements of 2024 Compensation
The philosophy underlying our executive compensation program is to employ and retain the best leaders in our industry to ensure we execute on our business goals, to reward both individual and company performance in order to promote growth and profitability, and to effectively create long-term stockholder value. In order to achieve our compensation objectives and to support our strategy and compensation philosophy, our compensation program for the 2024 Fiscal Year has been designed to include the principal pay elements described further below. In accordance with our executive compensation philosophy, a significant portion of our continuing NEOs’ target pay is incentive-based, and therefore is considered “at-risk.” This approach directly aligns each NEO’s interests with those of our stockholders in both times of share price growth and times of share price pressure.

Base Salaries

The Compensation Committee believes that our executive base salaries should reflect competitive levels of pay and factors unique to each executive such as experience and breadth of responsibilities, performance, individual skill set, time in the role and internal pay parity. Base salaries are initially set forth in our NEO’s executive’s employment agreement or offer letter, and salary adjustments are generally approved during the first quarter of the calendar year and implemented during the second quarter.

Annual Incentive Compensation

Our NEOs are provided the opportunity to earn a performance-based annual bonus. The annual bonus plan is designed to provide awards to such individuals as an incentive to contribute to and reward achievement against pre-

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Executive Compensation
established financial-based metrics, selected annually to motivate performance that enhances and supports our strategic corporate objectives consistent with our annual operating plan.

Target annual bonus opportunities are expressed as a percentage of base salary and were established by the Compensation Committee in consideration of the NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers a competitive market analysis prepared by Compensia in setting target award amounts. Mr. Sabino’s target annual bonus opportunity was established pursuant to the terms of his employment agreement when hired as CEO.

For the 2024 Fiscal Year, the target annual bonus opportunities for our NEOs were as follows:

NEO	Target Bonus as a % of Salary	Target Bonus ($)
John Sabino	100%	550,000
John D. Collins	62%	323,750
Monica L. Greenberg	50%	225,000

Annual bonus payouts for the 2024 calendar year were based on achievement of performance goals established by the Compensation Committee in consultation with our CEO and CFO. The Compensation Committee chose B2B Recurring Monthly Revenue, B2B New Annual Recurring Revenue and B2B Free Cash Flow as the relevant operational and financial performance metrics, assigned each of these metrics a weighting, and established the applicable threshold, target and maximum goals. For 2024, weightings were set as follows: 30% for the B2B Recurring Monthly Revenue metric; 30% for the B2B New Annual Recurring Revenue metric; and 40% for the B2B Free Cash Flow metric. These weightings were adjusted from the prior year to more equally balance the three metrics, while continuing to emphasize the importance of the free cash flow results as a key measure of our overall performance. Executives were eligible for payments for achievement between the approved threshold, target and maximum achievement goals based on a pre-determined scale and size of an aggregate bonus pool set by the Compensation Committee. The Compensation Committee also has the ability to adjust payment amounts in light of individual performance. In the case of substantial outperformance of the Company’s goals, bonuses for the NEOs may be awarded up to a maximum of 200% of target.

The table below summarizes the performance metrics, weightings, goals and achievement levels with respect to the 2024 annual bonus program:

Goal	Weighting	Goals Threshold / Target / Maximum (in millions of $)	Achievement Level (in millions of $)	Payout % Achievement
2024 B2B Recurring Monthly Revenue (1)	30%	296 / 307 / 320	289	—
2024 B2B New Annual Recurring Revenue (2)	30%	(31) / (23) / 8	(55)	—
2024 B2B Free Cash Flow (3)	40%	(6) / 2 / 10	3	100%
(1) “2024 B2B Recurring Monthly Revenue” means aggregate 2024 Fiscal Year monthly recurring software revenue and recurring professional services revenue.
(2) “2024 B2B New Annual Recurring Revenue” means annual new recurring software revenue and annual new recurring professional services revenue, net of churn, in the 2024 Fiscal Year.
(3) “2024 B2B Free Cash Flow” means Adjusted EBITDA less capitalized software and other capital purchases in the 2024 Fiscal Year. “Adjusted EBITDA” means net (loss) income, before provision for (benefit from) income taxes, interest income (expense), net, other income (expense), net, depreciation and amortization, stock-based compensation, restructuring costs, transaction-based acquisition costs, contingent earn-out adjustments and other non-cash charges.

The Compensation Committee did not revise any NEO bonus amounts based on individual performance or performance measured against any strategic objectives, and, therefore, the annual bonus amounts for those bonus-eligible NEOs reflect the Company’s performance against the metrics described above and the final determined

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Executive Compensation
aggregate bonus pool. The table below sets forth the target bonus and earned bonus for each NEO for 2024, which were paid in cash:

NEO	Earned Bonus ($)	Earned Bonus (as a % of Target)
John Sabino	165,000	30%
John D. Collins	97,125	30%
Monica L. Greenberg	67,500	30%

Equity-Based Awards

Equity-based awards are an important element for aligning the long-term financial interests of our NEOs and our stockholders. The Compensation Committee may grant equity-based awards under the Company’s 2019 Stock Incentive Plan (or the Company’s Amended and Restated Inducement Plan, in the case of new-hire awards) in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other equity-based awards.

For equity awards granted in the 2024 Fiscal Year, the Compensation Committee considered multiple factors, including (i) share pool constraints in the 2019 Stock Incentive Plan, (ii) the potential dilutive effects of equity awards upon vesting or exercise, (iii) the desire to provide meaningful equity awards to employees, (iv) the performance of the Company’s stock price, (v) competitive market analysis performed by Compensia, and (vi) the recommendations of the CEO (except with respect to his own equity compensation). In consideration of the foregoing, (i) in January 2024, the Compensation Committee awarded a one-time grant, in addition to the annual grant below, of restricted stock units to Ms. Greenberg in respect of 30,582 shares which vest on the first anniversary of the date of grant, which grant was made based on a review of annual benchmarking data; and (ii) in September 2024, the Compensation Committee awarded restricted stock units to each of Mr. Collins and Ms. Greenberg in respect of 840,000 and 400,000 shares, respectively, as part of their annual equity compensation, each of which vest on the first anniversary of the date of grant.

Mr. Sabino also received equity grants in March 2024 in connection with his hiring in January, 2024 as set forth in his employment agreement and described further below in the section of this Proxy Statement titled “Employment Agreements for our Named Executive Officers” (the “Sign-On Awards”). In designing Mr. Sabino’s compensation package, the Compensation Committee considered the Company’s need to recruit a chief executive officer with the experience and motivation necessary to focus on the Company’s execution of its key strategic objectives and to drive enhancement of shareholder value at a time when the Company was facing strong headwinds. As more fully described below in the section of this Proxy Statement titled “Employment Agreements for our Named Executive Officers,” as part of his hiring, Mr. Sabino received a mix of compensation elements consistent with the Company’s overall compensation philosophy described above, including a base salary, target annual bonus opportunity, and grants of long-term equity-based incentive awards that were determined, in the aggregate, to fall within a reasonable range of the chief executive officer compensation of the group of peer companies used by the Compensation Committee to evaluate executive compensation levels. Further information on our selected peer group is included in the section of this Proxy Statement titled “The Role of Competitive Pay Positioning/2024 Benchmarking” below. Moreover, Mr. Sabino’s Sign-On Awards were intended to replace certain unvested equity holdings that were forfeited by Mr. Sabino when leaving his former employer and also structured to support the Company’s objectives to align his interests with those of our stockholders and provide incentives designed to focus efforts on the enhancement of long-term shareholder value. Mr. Sabino received a restricted stock unit award that converts to shares over four years, subject to Mr. Sabino’s continued employment and a second restricted stock unit award that vests over a period of two years, each of which over time will provide him with a meaningful base of equity holdings. Mr. Sabino also received a stock option award featuring both a two-tiered performance-based vesting condition tied to achievement of share price hurdles, representing significant share price growth over time, and a five-year time-based vesting condition (the “Sign-on Option”). More specifically, the Sign-on Option’s

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Executive Compensation
performance-based vesting conditions provide that 50% of the Sign-on Option will be eligible to vest and become exercisable if, within the first three years following the date of grant, the average closing share price of the Company’s common stock reaches $8.00 on a rolling 30-day trading basis, and the remaining 50% of the Sign-on Option will be eligible to vest and become exercisable if, within the first four years following the date of grant, the average closing share price of the Company’s common stock reaches $13.00 on a rolling 30-day trading basis. The current realizable value of the Sign-on Option is $0, which shows strong pay/performance accountability.

The number of shares ultimately granted in respect of Mr. Sabino’s Sign-On Awards was determined based on 30-day weighted volume average price per share immediately prior to the date of grant of his Sign-On Awards. This method of calculating the number of RSUs awarded to Mr. Sabino resulted in a grant date fair value of $2,632,259 for the four-year RSU award, and $789,678 for the two-year RSU award (both intended to replace certain forfeited equity at his prior employer). In addition, the grant date fair value of Mr. Sabino’s initial stock option grant was $169,000. Mr. Sabino did not receive any additional equity awards in 2024.

As a result of the compensation elements discussed above, 13% of Mr. Sabino’s initial compensation package stems from “fixed” pay elements (i.e., base salary) while 87% is connected to a form of “at-risk” compensation (i.e., target annual bonus and equity compensation).

Additional Awards

In 2023, in connection with the departure of our former CEO, Robert LoCascio, and in the interest of supporting leadership continuity as part of a smooth and orderly transition, the Compensation Committee approved bonuses to certain key employees, including Mr. Collins and Ms. Greenberg who were eligible to receive cash retention bonuses up to an amount equal to their annual base salary, conditioned on their continued employment on pre-established payment dates. The bonuses were paid in two equal installments, the first of which was paid on January 12, 2024, and the second of which was paid on July 12, 2024.

On September 13, 2023, in recognition of Mr. Collins’ service in the dual role of Interim CEO and CFO during 2023, the Compensation Committee also approved a fixed cash bonus of $300,000, which vested in five equal monthly installments subject to the terms and conditions of the retention agreement. The final installment of the cash bonus was paid to Mr. Collins in January 2024 in the amount of $50,000.

The Role of Competitive Pay Positioning / 2024 Benchmarking

The Compensation Committee is responsible for approving pay levels for our NEOs. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits. As part of the compensation-setting process for the 2024 Fiscal Year, the Compensation Committee reviewed market data developed by Compensia covering peer and broader tech company practices sourced from SEC filings and broader market surveys to evaluate compensation levels and practices for the NEOs. After consideration of the data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee reviewed and approved the 2024 Fiscal Year target total compensation opportunities for executives based on the need to attract, motivate and retain an experienced and effective management team.

Pay levels for each of our NEOs are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the broader technology company marketplace for similar positions, performance of the individual and the Company as a whole, and the Company’s overall cash and equity compensation budgets.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on several factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Given that a significant portion of our compensation consists of variable, at-risk

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Executive Compensation
elements, actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operational and financial goals and the creation of stockholder value. For purposes of setting compensation for the 2024 Fiscal Year, the Compensation Committee utilized a compensation peer group consisting of the companies listed below. The 2024 Fiscal Year peer group was updated from the peer group utilized for compensation determinations in the prior year, and includes the companies listed in the table below. In developing an appropriate comparator group, the following criteria served as key drivers: industry (inclusive of business scope and business mix), size (market capitalization and revenue), revenue growth rate, number of employees and location. In addition, the Compensation Committee considered whether potential peer group members were identified as labor market competitors of ours as well as the peer group identified by Institutional Shareholder Services. The Compensation Committee works with Compensia annually to determine if any adjustments to the peer group are appropriate.

Alteryx, Inc.	EngageSmart, Inc.	PROS Holdings, Inc.
Amplitude, Inc.	Everbridge, Inc.	Rimini Street, Inc.
AvePoint, Inc.	Fastly, Inc.	SEMrush Holdings, Inc.
Cerence Inc.	Model N, Inc.	Sprout Social, Inc.
Consensus Cloud Solutions, Inc.	Olo Inc.	Upland Software, Inc.
Domo, Inc.	OneSpan Inc.	Yext, Inc.
8x8, Inc.	Porch Group, Inc.	Zeta Global Holdings Corp.
Zuora Inc.
The peer group was similarly updated in July 2024, which updated peer group was relevant for compensation determinations starting in November 2024.

Amplitude, Inc.	Fastly, Inc.	Rimini Street, Inc.
Bandwidth Inc.	Model N, Inc.	Synchronoss Technologies Inc.
BigCommerce Holdings, Inc.	Olo Inc.	Upland Software, Inc.
Cerence Inc.	ON24 INC.	Yext, Inc.
Consensus Cloud Solutions, Inc.	OneSpan Inc.	Zuora, Inc.
Digital Turbine, Inc.	OOMA, Inc.
Domo Inc.	Porch Group, Inc.
8x8, Inc.	PROS Holdings, Inc.
Employment Agreements for our Named Executive Officers

John Sabino, our CEO, became our CEO on January 10, 2024. Prior to the commencement of his employment, we entered into an employment agreement with Mr. Sabino setting forth the terms and conditions of his service as our CEO. Mr. Sabino’s employment agreement provides that he will receive an annual base salary of $550,000, and he will be eligible to receive an annual bonus, with a target bonus opportunity of 100% of his base salary. In connection with his commencement of employment, Mr. Sabino received inducement awards, including: (i) two RSU awards, one with a target grant date value of $1,200,000 that will vest in two equal installments on the first two anniversaries of the date of grant, and the second with a target grant date value of $4,000,000 that will vest as to 25% of the number of RSUs on the first anniversary of the date of grant and then in 12 substantially equal quarterly installments, and (ii) the Sign-on Option, which is a stock option to acquire 1,000,000 shares of the Company’s common stock that will vest and become exercisable upon satisfaction of certain performance-based and time-based vesting conditions. The Sign-on Option’s performance-based vesting conditions provide that 50% of the Sign-on Option will be eligible to vest and become exercisable if, within the first three years following the date of grant, the average closing share price of the Company’s common stock reaches $8.00 on a rolling 30-day trading basis, and the remaining 50% of the

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Executive Compensation
Sign-on Option will be eligible to vest and become exercisable if, within the first four years following the date of grant, the average closing share price of the Company’s common stock reaches $13.00 on a rolling 30-day trading basis. In addition, to the extent that the performance-based vesting conditions are met, 50% of the Sign-on Option will vest and become exercisable on the second anniversary of the date of grant, and the remaining portion of the Sign-on Option will vest and become exercisable in 24 substantially equal monthly installments following the second anniversary of the date of grant. Mr. Sabino’s employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

John D. Collins, our COO and CFO, and former Interim CEO, is party to an employment agreement with us, dated as of August 9, 2022, which covers the terms and conditions of Mr. Collins’ employment including his eligibility to participate in the Company’s annual bonus plan as it exists from time to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Mr. Collins’ employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

Monica L. Greenberg, our Executive Vice President, Policy and General Counsel, is party to an employment agreement with us, dated as of October 25, 2006, which covers the terms and conditions of Ms. Greenberg’s employment including her eligibility to participate in the Company’s annual bonus plan as it exists from time to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Ms. Greenberg’s employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

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Executive Compensation

Outstanding Equity Awards at End of 2024 Fiscal Year
The following table sets forth information concerning outstanding equity awards held by each of the NEOs as of the end of the 2024 Fiscal Year.

		Option Awards					Stock Awards
	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other rights that have not vested (#)(5)	Equity Incentive Plan Awards: Market or Payout value of unearned shares, units or other rights that have not yet vested ($)(6)
John Sabino	3/15/2024	—	—	1,000,000	1.02	3/15/2034	—	—	—	—
	3/15/2024	—	—	—	—		3,354,839	5,099,356	—	—
John D. Collins	10/29/2019	27,818	—	—	40.61	10/29/2029	—	—	—	—
	4/16/2020	37,126	—	—	27.39	5/15/2030	—	—	—	—
	4/9/2021	29,000	7,250	—	51.74	5/7/2031	—	—	—	—
	4/9/2021	—	—	—	—	—	3,400	5,168	—	—
	7/27/2022	—	—	—	—	—	87,146	132,462	—	—
	7/27/2022	—	—	—	—	—	—	—	37,034	56,291
	9/23/2024	—	—	—	—	—	840,000	1,276,800	—	—
Monica L. Greenberg	5/5/2017	39,520	—	—	7.60	5/5/2027	—	—	—	—
	2/16/2018	130,000	—	—	12.45	2/16/2028	—	—	—	—
	4/11/2019	50,000	—	—	29.55	4/11/2029	—	—	—	—
	4/16/2020	41,300	—	—	27.39	5/15/2030	—	—	—	—
	4/9/2021	17,100	5,700	—	51.74	5/7/2031	—	—	—	—
	4/9/2021	—	—	—	—	—	2,675	4,066	—	—
	7/27/2022	—	—	—	—	—	39,216	59,608	—	—
	7/27/2022	—	—	—	—	—	—	—	16,665	25,331
	1/2/2024	—	—	—	—	—	30,582	46,485	—	—
	9/23/2024	—	—	—	—	—	400,000	608,000	—	—

(1) The remaining unvested stock options held by each of Mr. Collins and Ms. Greenberg will vest on May 7, 2025, subject to the executive’s continued service with the Company through the vesting date and any accelerated provisions set forth in each executive’s employment agreement as described below in “Potential Payments Upon Termination or Change in Control.”
(2) In connection with his hiring, Mr. Sabino was granted a stock option to acquire 1,000,000 shares of the Company’s common stock that will vest upon satisfaction of certain performance-based and time-based vesting conditions as further described above in the section of this Proxy Statement titled “Narrative Disclosure to Summary Compensation Table – Employment Agreements for our Named Executive Officers.”
(3) For RSU awards granted prior to 2024, the total original number of shares subject to each RSU award listed in this column vests over four years, with 25% of the units vesting on the first anniversary of the vesting commencement date and the balance vesting in equal annual installments on each anniversary thereof. For RSU awards granted in 2024 to Mr. Collins and Ms. Greenberg, the total original number of shares subject to each RSU listed in this column become vested in full upon the first anniversary of the vesting commencement date. For Mr. Sabino, 774,194 shares subject to his RSU awards will vest in two equal installments on the first two

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Executive Compensation
anniversaries of the vesting commencement date, and 2,580,645 shares subject to his RSU award will vest as to 25% of the award on the first anniversary of the vesting commencement date and then in 12 substantially equal quarterly installments thereafter.
(4) The market value of RSUs is based on the closing market price of the Company’s common stock on December 31, 2024 of $1.52 per share.
(5) Amounts reported in this column represent performance-vesting restricted stock units (“PRSUs”) granted in 2022 which are earned and vest based on the achievement of certain company performance goals over a three-year performance period including the Company’s revenue and adjusted EBITDA achievement and relative total shareholder return (“TSR”) performance. The number reported in this column reflects the total number of PRSUs that could be earned based on actual performance for the 2022 and 2023 fiscal years, and assuming performance at the target level for the remainder of the performance period. The PRSUs will continue to be subject to modifications based on achievement of relative TSR goals for the remainder of the three-year performance period. The final number of PRSUs deemed earned following the end of the performance period will vest on July 27, 2025, subject to the NEOs continued employment on such date.
(6) The market value of PRSUs is based on the closing market price of the Company’s common stock on December 31, 2024 of $1.52 per share.

Health and Welfare Benefits

We do not offer special perquisites to our NEOs. The Company’s executive compensation program includes standard benefits that are also offered to all employees. These benefits include participation in the Company’s 401(k) plan, including Company matching contributions, and Company-paid medical benefits and life insurance coverage. The Company annually reviews these benefits and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. The Company’s 401(k) plan is a safe harbor plan and, in accordance with IRS rules, the Company matches 100% of the first 3% of eligible compensation and 50% of the next 2% of eligible compensation, subject to IRS limitations.

Additional Narrative Disclosure

In 2015, the Compensation Committee adopted the Deferred Compensation Plan. Certain key employees of the Company, including our NEOs and members of our Board, are eligible to participate in the Deferred Compensation Plan and generally may elect to defer the receipt of a portion of their base salary, bonus and/or directors’ fees Distribution may occur upon the following events, depending upon the participant’s deferral election: a specified time, a separation from service, death, disability, change in control or financial hardship that arises in connection with an unforeseeable emergency. To date, none of our current NEOs have elected to make any deferrals under the Deferred Compensation Plan. The Company may make discretionary or matching contributions to the Deferred Compensation Plan, which may or may not be subject to vesting, but has not done so to date.

Potential Payments Upon Termination or Change in Control

The following narrative disclosure describes the additional compensation that would have become payable to certain of our NEOs in connection with an involuntary termination of their employment or a change in control of the Company pursuant to the agreements entered into with our NEOs and the terms of their outstanding equity awards.

John Sabino

If Mr. Sabino is terminated by us without Cause or if he resigns for Good Reason (as such terms are defined in his employment agreement), then, subject to his execution of a general release of claims in favor of the Company, he will

PROXY STATEMENT	44

Executive Compensation
be entitled to the following severance: (i) continued payment of his base salary for 18 months, (ii) an amount equal to Mr. Sabino’s target annual bonus opportunity for the year of termination, which will be prorated based on the number of days worked during the year of termination, unless the relevant termination event occurs within the three months prior to or during the 12 months following a Change in Control (in which case, the amount will not be prorated), (iii) if the prior year’s annual bonus has been earned but not yet paid at the time of termination, payout of the annual bonus amount that would have been paid in the normal course had the termination of employment not occurred, (iv) reimbursement for the differential cost of continuation of his then-current health insurance benefits for Mr. Sabino and his covered dependents under COBRA (provided Mr. Sabino timely elects COBRA) for a period of 18 months, and (v) if the relevant termination event occurs during the three months prior to or during the 12 months following a Change in Control, (A) except in limited circumstances, all time-based equity awards outstanding as of the date of termination (including the Sign-on Awards, but excluding the Sign-on Option) will fully vest, and (B) the treatment of any performance-based equity awards will be determined in accordance with the terms of the applicable award’s grant agreement. In the case of the Sign-on Option, (x) any remaining time-based vesting conditions will be accelerated and deemed immediately satisfied for the portion of the award, if any, for which the performance-based vesting conditions were met prior to the Change in Control, (y) 50% of the performance-based vesting conditions will be deemed satisfied if the Change in Control per share transaction price is at least $8.00 per share, and any remaining time-based vesting conditions will accelerate for that portion of the Sign-on Option, and (z) 100% of the performance-based vesting conditions will be deemed satisfied if the Change in Control per share transaction price is at least $13.00 per share, and any remaining time-based vesting conditions will accelerate for that portion of the Sign-on Option. If neither of the performance-based vesting hurdles are met in the Change in Control transaction, the unvested portion of the Sign-on Option will be forfeited and cancelled for no consideration at the time of the Change in Control.

In the event of Mr. Sabino’s termination as a result of his death or, subject to execution of a general release of claims in favor of the Company, his Disability (as such term is defined in his employment agreement), the Company will pay to Mr. Sabino or his heirs, as applicable, an amount equal to the prior year’s annual bonus that had been earned but not yet paid at the time of Mr. Sabino’s death or Disability. In addition, Mr. Sabino or his heirs, as applicable, will be entitled to Company-paid health insurance continuation coverage, less the amount payable by an active employee for such coverage, for a period of 18 months. To the extent that any stock options held by Mr. Sabino are vested at the time of his death or Disability, those vested stock options will remain exercisable until the earlier of 12 months and the original expiration date of the stock option.

John D. Collins

If Mr. Collins is terminated by us without Cause (as defined in his employment agreement), subject to his execution of a general release of claims in favor of the Company, he will be entitled to the following severance: (i) continued payment of his base salary for six months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Collins timely elects COBRA) for a period of six months, and (iii) any earned, but unpaid, annual bonus.

In addition, if Mr. Collins’ employment is terminated by us without Cause or by Mr. Collins for Good Reason (as defined in his employment agreement), in either case, within the three-month period immediately prior to or the 12-month period immediately following a Change of Control (as defined in his employment agreement), then, subject to his execution of a general release of claims in favor of the Company, he will be entitled to the following severance: (i) continued payment of his base salary for 12 months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Collins timely elects COBRA) for a period of 12 months, (iii) a bonus payment equal to his target bonus for the prior completed fiscal year (if not yet paid), (iv) a bonus payment equal to his target bonus prorated for the number of months Mr. Collins was employed during the then-current fiscal year prior to termination, (v) immediate vesting, as of the termination date, of any outstanding unvested options and any other unvested equity awards held by Mr. Collins at the time of termination, and (vi) any vested options will remain exercisable until the earlier of 90 days following his termination and the original expiration date of the applicable option.

PROXY STATEMENT	45

Executive Compensation

Monica L. Greenberg

If Ms. Greenberg’s employment is terminated by us without Cause (as defined in her employment agreement) or Ms. Greenberg’s employment is Constructively Terminated (as defined in her employment agreement), subject to her execution of a general release of claims in favor of the Company, she will be entitled to receive the following severance: (i) a lump sum severance payment equal to six months of her then-current base salary, (ii) provided that she timely elects and is eligible for COBRA, continued enrollment in any health benefits in place at the time of her termination for six months following her termination at the same cost as for active employees, (iii) all of her unvested options will immediately vest and become exercisable upon such termination, and (iv) any vested options will remain exercisable until the earlier of the one-year anniversary of her termination and the original expiration date of the applicable option.

If there is a Change of Control (as defined in her employment agreement) and Ms. Greenberg is terminated by us without Cause or Ms. Greenberg is Constructively Terminated, in either case, within one year following the Change of Control, then, subject to her execution of a general release of claims in favor of the Company, she will be entitled to receive the same severance described in the paragraph immediately above, except the lump sum severance payment will be equal to nine months of her then-current base salary.

Equity Compensation Plan Information
The following table summarizes the number of securities underlying outstanding options and RSUs granted to employees and directors, as well as the number of securities remaining available for future issuance, under LivePerson’s equity compensation awards as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2024(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans as of December 31, 2024 (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,694,521	$23.60	6,668,222 (3)
Equity compensation plans not approved by security holders	8,822,879	$4.13	1,180,208 (4)
Total	15,517,400		7,848,430
(1)Consists of options to purchase shares of our common stock, as well as RSU awards, each representing the right to acquire shares of our common stock. In respect of the plans approved by security holders, including the 2000 Stock Incentive Plan, 2009 Stock Incentive Plan and 2019 Stock Incentive Plan, the number of shares reported represents 1,830,012 shares subject to stock options and 4,864,509 RSUs. For purposes of this table, the number of RSUs includes a number in respect of PRSUs granted under the 2019 Stock Incentive Plan that could be earned during a three year performance period which number reported is based on target performance. In respect of the plan not approved by security holders, the number of shares reported represents 298,479 shares subject to stock options, and 7,524,400 RSUs granted under the Inducement Plan (described below) and 1,000,000 shares subject to stock options granted on a stand-alone basis to Mr. Sabino based on his hiring.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards or performance stock units, which have no exercise price.
(3)Consists of 3,461,456 shares remaining available for issuance under the 2019 Stock Incentive Plan and 3,206,766 shares remaining available for issuance under the 2019 Employee Stock Purchase Plan.
(4)Represents shares under the Amended and Restated Inducement Plan, which is intended to qualify as an “inducement plan” under Nasdaq rule 5635(c)(4).

PROXY STATEMENT	46

Executive Compensation

Amended and Restated LivePerson, Inc. 2018 Inducement Plan

On January 19, 2018, the Board adopted the LivePerson, Inc. 2018 Inducement Plan (which has been subsequently amended and restated) (as amended and restated, the “Amended and Restated Inducement Plan”). The Amended and Restated Inducement Plan provides for the grants of awards of stock options, stock appreciation rights, restricted stock, RSUs and other stock and cash-based awards to persons who have not previously been an employee or director of the Company, or to an individual following a bona fide period of non-employment with the Company, as an inducement for the individual’s entering into employment with the Company. The purpose of the Amended and Restated Inducement Plan is to help the Company provide an inducement to attract and retain the employment services of new employees, to motivate those new employees whose potential contributions are important to the success of the Company to accept an offer of employment by providing them with equity ownership opportunities, and to advance the interests of the Company’s stockholders by providing incentives to those eligible individuals who are expected to make important contributions to the Company.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, the Board will make equitable adjustments to the maximum number and type of shares or other securities that may be issued under the Amended and Restated Inducement Plan, the maximum number and type of shares that may be granted to any participant in any calendar year, the number and type of shares subject to outstanding awards, the exercise price or grant price of outstanding awards and other necessary adjustments in connection with the Amended and Restated Inducement Plan.

The Amended and Restated Inducement Plan is administered by our Board. Pursuant to the terms of the Amended and Restated Inducement Plan, subject to applicable law, our Board may delegate certain authority under the Amended and Restated Inducement Plan to one or more of its committees or subcommittees or one or more of our officers, provided that the authority to grant equity awards to future employees whom will be considered to be “executive officers” and/or “officers” under Rules 3b-7 and 16a-1, respectively, of the Exchange Act may not be delegated to our officers. Subject to the provisions of the Amended and Restated Inducement Plan, the Board has the power to select the recipients of awards, to determine the number of shares subject to any award, to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to awards, to determine whether, and the extent to which, adjustments are required under the Amended and Restated Inducement Plan, and to determine the terms and conditions of awards. Our Board may also modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Amended and Restated Inducement Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Stock Options
Our Board may grant nonqualified stock options under the Amended and Restated Inducement Plan. The number of shares covered by each stock option granted to a participant (subject to the Amended and Restated Inducement Plan’s stated limit) and all other terms and conditions will be determined by our Board. The stock option exercise price is established by our Board and must be at least 100% of the fair market value of a share on the date of grant. Consistent with applicable laws, regulations and rules, and to the extent authorized by the Board, payment of the exercise price of stock options may be made in one or more of the following: (i) cash or check, (ii) broker assisted cashless exercise, (iii) shares of our common stock, (iv) net exercise, (v) delivery to us of a promissory note, (vi) any other lawful means, or (vii) any combination of these permitted forms of payment. The Amended and Restated Inducement Plan prohibits decreasing the exercise price of an option or canceling an option and replacing it with an award with a lower exercise price.

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Executive Compensation
After a termination of a participant’s services with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the applicable stock option agreement. Unless otherwise provided by the Board, unvested stock options will generally expire upon termination of the participant’s employment and vested stock options will generally expire immediately following a termination for cause. In no event, however, may a stock option be exercised beyond its original expiration date. The term of a stock option will not exceed 10 years from the date of grant.

Stock Appreciation Rights
Our Board may grant stock appreciation rights under the Amended and Restated Inducement Plan. Stock appreciation rights typically provide for the right to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date. Our Board may grant stock appreciation rights either alone or in tandem with a stock option granted under the Amended and Restated Inducement Plan. The number of shares of our common stock covered by each stock appreciation right (subject to the Amended and Restated Inducement Plan’s stated limit) and all other terms and conditions will be determined by our Board. Stock appreciation rights are generally subject to the same terms and limitations applicable to options or, when granted in tandem with an option, to the same terms as the option. Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the Board in its sole discretion. Unless otherwise approved by our stockholders, the Amended and Restated Inducement Plan prohibits decreasing the exercise price of a stock appreciation right or canceling a stock appreciation right and replacing it with an award with a lower exercise price.

Restricted Stock
Our Board may award shares of restricted stock under the Amended and Restated Inducement Plan. Our Board will determine the terms of any restricted stock award, including the number of shares subject to such award (subject to the Amended and Restated Inducement Plan’s stated limit), and conditions for vesting and repurchase. Participants holding restricted stock will be entitled to all ordinary cash dividends paid with respect to such shares, which dividends shall be accrued and become payable when and if the restricted stock vests. When the restricted stock award conditions are satisfied, the shares will no longer be subject to forfeiture as the participant is vested in the shares and has complete ownership of the shares.

Restricted Stock Units
Our Board may also grant an award of RSUs under the Amended and Restated Inducement Plan. An RSU is a bookkeeping entry representing an amount equivalent to the fair market value of one share of our common stock. Participants are not required to pay us any consideration at the time of grant of an RSU award. Our Board will determine the terms of any RSU award, including the number of shares covered by such award (subject to the Amended and Restated Inducement Plan’s stated limit), and the conditions for vesting and repurchase. RSU awards may include a dividend equivalent right feature, but any dividends payable to stockholders will accrue with respect to the RSU and become payable only when and if the underlying RSU vests. When the participant satisfies the conditions of an RSU award, we will pay the participant cash or shares of our common stock to settle the vested RSUs. Our Board may permit a participant to elect to defer the settlement of his or her vested RSU award until a later date; provided that such deferral election must be made pursuant to an exemption from, or in compliance with, Section 409A of the Code.

Other Stock-Based and Cash-Based Awards
Under the Amended and Restated Inducement Plan, our Board may also grant awards of shares of our common stock or other awards denominated in cash. Our Board will determine the terms of any such stock-based or cash-based award, including the number of shares or amount of cash, as applicable, covered by such award (subject to the Amended and Restated Inducement Plan’s stated limit), and the conditions for vesting.

PROXY STATEMENT	48

Executive Compensation
Performance Awards
Our Board may grant performance awards under the Amended and Restated Inducement Plan. Performance awards provide participants with the opportunity to earn a payout subject to the award only if certain performance goals or other vesting criteria are achieved. Our Board will establish the performance goals or other vesting in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Our Board has discretion to determine other terms of the performance award, including the number of shares or value subject to a performance award (subject to the Amended and Restated Inducement Plan’s stated limit), the period as to which performance is to be measured, any applicable forfeiture provisions and any other terms and conditions consistent with the Amended and Restated Inducement Plan. After the completion of the performance period applicable to the award, our Board will measure performance against the applicable goals and other vesting criteria and determine whether any payment will be made under the award. If the participant satisfies the conditions of the performance share award, we will pay the participant cash or shares or any combination of both to settle the award.

Performance Goals
Our Board may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on certain performance goals (as described below). The performance criteria for each such performance award will be based on one or more of the following measurable performance goals: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total stockholder return, (o) introduction of new products, (p) expansion into new markets or (q) achievement of any other strategic, operational or individual performance goals as the Board may determine.
These performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our Board may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may: (i) vary by participant and may be different for different awards and (ii) be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board.

Transferability of Awards
Awards granted under the Amended and Restated Inducement Plan generally may not be transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. Our Board may in its sole discretion permit and subject to certain conditions provide for the gratuitous transfer of an award to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof to the extent permitted under Form S-8 under the Securities Act.

Reorganization Event
In the event of a reorganization event of the Company, each outstanding award will be treated as our Board determines, including, without limitation, that each award may be assumed or an equivalent option or right substituted by the successor corporation, or in the case of stock options, may be terminated after giving holders

PROXY STATEMENT	49

Executive Compensation
notice of such pending termination and a change to exercise the option prior to the reorganization event. In addition, the vesting of awards that are unvested at the time of a reorganization event does not automatically accelerate, but our Board may cause any vesting to accelerate or restrictions lapse in connection with the change in control event. In the case that stockholders are receiving a cash payment for each share in a reorganization event, our Board may also provide that all awards will be canceled in connection with the reorganization event in exchange for the holder of such award receiving a cash payment for each share underlying the award in the same amount as the stockholders receive, or, in the case of options, the excess, if any, between the amount a stockholder is receiving and the exercise price of the stock option. Our Board will generally not be required to treat all awards, all awards held by a participant, or all awards of the same type, similarly in the transaction. Upon the occurrence of a liquidation or dissolution of the Company, except to the extent specifically provided otherwise in the restricted stock or RSU award agreement or any other agreement between a participant and us, all restrictions and conditions on all restricted stock and RSU awards then outstanding will automatically be deemed terminated or satisfied.

Amendment and Termination
Our Board may amend, suspend or terminate the Amended and Restated Inducement Plan at any time and for any reason, provided that any amendment may not materially and adversely affect the rights of the existing participants under the Amended and Restated Inducement Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the Amended and Restated Inducement Plan. The Amended and Restated Inducement Plan will terminate on January 19, 2028, unless re-adopted or extended by the stockholders prior to or on such date or unless terminated earlier by the Board.
Forfeiture Events; Clawback
Awards granted pursuant to the Amended and Restated Inducement Plan shall be subject to the terms of any clawback policy adopted by us as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to us or our subsidiaries or specified in any award agreement. Please refer to the section of this Proxy Statement titled “Compensation Recovery Policy” above for additional information on our clawback policy.

PROXY STATEMENT	50

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain measures of the Company’s financial performance.
The tabular and narrative disclosures provided below are intended to be calculated in a manner consistent with the applicable SEC rules and may reflect reasonable estimates and assumptions where appropriate.
Pay Versus Performance Table
The following table provides information required under the SEC’s Item 402(v) of Regulation S-K disclosing (i) a measure of total compensation (calculated in the same manner as compensation is calculated for purposes of the Summary Compensation Table) for our principal executive officers (“PEOs”) and, as an average, for our other named executive officers (“Non-PEO NEOs”), (ii) a measure of compensation referred to as “compensation actually paid” (calculated in accordance with Item 402(v) of Regulation S-K) for our PEOs and, as an average, for our Non-PEO NEOs, and (iii) select financial performance measures, in each case, for our three most recently completed fiscal years.

Year	Summary Compensation Table Total for PEO			Compensation Actually paid to PEO			Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:	Net Loss ($ in thousands)
	John Sabino ($)	John D. Collins ($)	Robert LoCascio ($)	John Sabino ($)	John D. Collins ($)	Robert LoCascio ($)			Total Shareholder Return ($)
	(a) (1)	(b) (1)	(c) (1)	(d) (2)	(e)	(f)	(g) (3)	(h) (4)	(i) (5)	(j) (6)
2024	4,319,279	—	—	6,167,697	—	—	1,826,265	1,217,926	4.26	(134,273)
2023	—	2,479,319	640,773	—	1,135,071	284,336	1,088,146	728,513	10.61	(100,435)
2022	—	—	2,955,255	—	—	(4,034,728)	2,637,784	750,818	28.39	(225,747)
(1)Mr. Sabino commenced his service as PEO on January 10, 2024. Mr. Robert LoCascio served as PEO until August 7, 2023, and Mr. John Collins was appointed interim PEO effective as of August 7, 2023. Accordingly, the dollar amounts reported in columns (a) and (d) are the amounts of total compensation reported and “compensation actually paid” for Mr. Sabino for his service as PEO in 2024. The dollar amounts reported in columns (b) and (e) are the amounts of total compensation reported and “compensation actually paid” for Mr. Collins for 2023 (who had been in dual role of interim PEO and CFO during the fiscal year 2023). Mr. Collins’ status as PEO ended effective as of January 10, 2024. The amounts of total compensation reported and “compensation actually paid” for Mr. Collins for 2024 are included in columns (g) and (h) as a Non-PEO. Refer to the section of this Proxy Statement titled “Summary Compensation Table.”
(2)The dollar amount reported in column (d) represents the amount of “compensation actually paid” to Mr. Sabino for the 2024 fiscal year, as computed in accordance with Item 402(v) of Regulation S-K and as further described below. The dollar amount does not reflect the actual amount of compensation earned by or paid to Mr. Sabino during the 2024 fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Sabino’s total compensation for the 2024 fiscal year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for John Sabino ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to John Sabino ($)
2024	4,319,279	(3,591,555)	5,439,973	6,167,697
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the 2024 fiscal year. Refer to the section of this Proxy Statement titled “Summary Compensation Table.” We have never provided pension benefits to our NEOs; therefore, no adjustments to the Summary Compensation Table total for changes in pension values are necessary.

PROXY STATEMENT	51

(b)The equity award adjustments for the 2024 fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the 2024 fiscal year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the 2024 fiscal year (from the end of the 2023 fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the 2024 fiscal year; (iii) for awards that are granted and vest in the 2024 fiscal year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the 2024 fiscal year, the amount equal to the change as of the vesting date (from the end of the 2023 fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the 2024 fiscal year, a deduction for the amount equal to the fair value at the end of the 2023 fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the 2024 fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the 2024 fiscal year. The valuation assumptions used to calculate the fair value were updated as of each measurement date and will differ from those disclosed as of the grant date. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments of Mr. Sabino are as follows:

Year	Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Award Adjustments ($)
2024	5,439,973	—	—	—	—	—	5,439,973
(3)The dollar amounts reported in column (g) represent the average of the amounts reported for the Non-PEO NEOs in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, John D. Collins and Monica L. Greenberg; (ii) for 2023, Ms. Greenberg, Alex Kroman, and Jeffrey Ford; and (iii) for 2022, Mr. Collins, Ms. Greenberg, and Norman M. Osumi.
(4)The dollar amounts reported in column (h) represent the average amount of “compensation actually paid” to the Non-PEO NEOs specified in footnote (3), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the 2024 fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for the 2024 fiscal year to determine the compensation actually paid, using the same methodology described above in footnote (2):

Year	Average Reported Summary Compensation Table Total for non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,826,265	(713,165)	104,827	1,217,926

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

PROXY STATEMENT	52

Year	Average Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Equity Award Adjustments ($)
2024	965,642	(248,812)	—	(612,003)	—	—	104,827

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of and at the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6) The dollar amounts reported represent our net loss, as reflected in the Company’s audited financial statements for the applicable year.
Analysis of the Information Presented in the Pay Versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several financial performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table. Moreover, the Company generally seeks to incentivize creation of long-term stockholder value, and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphs depicting the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid and Cumulative TSR

PROXY STATEMENT	53

Compensation Actually Paid and Net Loss

Compensation Actually Paid vs. Net Loss
$7,000,000
$5,000,000
$3,000,000
$1,000,000
-$1,000,000
-$3,000,000
-$5,000,000
Compensation Actually Paid
$0
($40)
($80)
($120)
($160)
($200)
($240)
Net Loss (in millions)
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO - John Sabino
Compensation Actually Paid to PEO - John Collins
Compensation Actually Paid to PEO - Rob Locascio
Average Compensation Actually Paid to Other NEOs
Net Loss

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of May 1, 2025, unless otherwise indicated in the footnotes below, by:
•each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock;
•each of our named executive officers identified in the “Summary Compensation Table” included in this Proxy Statement on page 36;
•each of our directors; and
•all of our directors and executive officers as a group.

A person is deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after May 1, 2025, including any shares of our common stock subject to an option that are exercisable or will be exercisable, or RSUs that have vested or will vest, within 60 days after May 1, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 93,849,817 shares of common stock outstanding on May 1, 2025 (excluding shares held in treasury). Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned:

PROXY STATEMENT	54

Ownership of Securities

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Common Stock Outstanding (%)
5% Stockholders
Vector Capital VI, L.P. (3)	10,899,456	12%
The Vanguard Group (4)	5,338,073	6%

Executive Officers and Directors
John D. Collins (5)	162,574	*
Dan Fletcher	—	*
Monica L. Greenberg (6)	411,964	*
Jill Layfield (7)	215,852	*
James Miller	84,944	*
Vanessa Pegueros	59,993	*
John Sabino (8)	759,092	*
Karin-Joyce (K.J.) Tjon	—	*
William G. Wesemann (9)	540,852	*
Directors and Executive Officers as a group (10 persons) (10)	2,273,496	2%
*Less than 1%.
(1)Unless noted otherwise, the business address of each beneficial owner is c/o LivePerson, Inc., 530 Seventh Avenue, Floor M1, New York, New York 10018.

(2)Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investment power with respect to the shares shown as beneficially owned.

(3)Based solely on our review of the Schedule 13D filed with the SEC on October 22, 2024 by Vector Capital VI, L.P., Vector Capital Management, L.P., Vector Capital, L.L.C. and Alexander R. Slusky (collectively, “Vector Capital”) each of whose address is 650 California St, 32nd Floor, San Francisco, CA 94108. Vector Capital has reported that it has shared voting power as to all 10,899,456 shares and shared dispositive power as to all 10,899,456 shares.

(4)Based solely on our review of the Schedule 13G/A filed with the SEC on November 12, 2024 by The Vanguard Group, whose address is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group reported that it has sole dispositive power as to 5,312,468 shares and shared dispositive power as to 25,605 shares.

(5)Includes 93,944 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of May 1, 2025.

(6)Includes 283,620 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of May 1, 2025.

(7)Includes 141,017 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of May 1, 2025.

(8)Includes 161,290 RSUs vesting within 60 days of May 1, 2025.

(9)Includes 166,017 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of May 1, 2025.

(10)Includes 684,598 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of May 1, 2025 and 161,290 RSUs vesting within 60 days of May 1, 2025.

PROXY STATEMENT	55

Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
PROPOSAL NO. 4
AMENDMENT TO THE AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

We seek approval of an amendment (the “2019 Stock Incentive Plan Amendment”) to our Amended and Restated 2019 Stock Incentive Plan (the “2019 Stock Incentive Plan”). Our Board adopted the 2019 Stock Incentive Plan Amendment on May 22, 2025, the effectiveness of which is subject to receiving stockholder approval at the Annual Meeting. The 2019 Stock Incentive Plan Amendment provides for the following:
1.authorizes an increase in the number of shares of our common stock authorized for issuance under the 2019 Stock Incentive Plan by 5,340,000 shares (the “Share Increase”); and
2.clarifies that any dividend and dividend equivalent rights provided as part of any award under the 2019 Stock Incentive Plan may not allow for dividends to be paid currently, but rather all such dividends must be accrued and paid only when and if the underlying award vests (the “Dividend Amendment”).
The purpose of the 2019 Stock Incentive Plan Amendment is (i) to allow us to continue to use equity compensation to help attract, retain and motivate employees, to grow our business and develop new products, and to ultimately advance the interest of our stockholders by increasing stockholder value and (ii) further enhance the good governance features of the 2019 Stock Incentive Plan. Our Board strongly believes that the approval of the 2019 Stock Incentive Plan Amendment is critical to the ethos of a growth-focused technology company. As discussed more fully below, without stockholder approval of the 2019 Stock Incentive Plan Amendment under this Proposal No. 4, we will be unable to continue to make competitive equity grants under the 2019 Stock Incentive Plan to our key employees. We are making this request of stockholders in order to provide us with the opportunity to continue to utilize our 2019 Stock Incentive Plan, including the ability to make annual equity grants in the normal course.

Purpose of the Proposed Amendment

Share Increase

If the 2019 Stock Incentive Plan Amendment is not approved, we will not have enough shares available under the 2019 Incentive Plan to continue use of our current equity compensation program.

Approval of the 2019 Stock Incentive Plan Amendment is needed at this time to replenish the pool of shares available for grant as equity and equity-based awards. Under our current compensation philosophy, a meaningful portion of our key personnel receive, on an annual basis, equity grants as part of their compensation package. We believe that equity ownership by our key personnel has a direct correlation to achieving both short- and long-term financial goals and creating stockholder value. Awarding equity allows us to:

•Retain and incentivize highly skilled and qualified employees, which is critical to our ability to execute, to compete effectively in the current technology market and to continue to grow our business;

•Create employee owners, which ultimately increases employee engagement, increases value and aligns employee interests with our stockholders; and

•Provide annual pay opportunities to key talent with a reasonable mix of cash and equity components reflective of market practice.

PROXY STATEMENT	56

Proposal No. 4 Amendment to the Amended & Restated 2019 Stock Incentive Plan
In recent years, our ability to offer competitive equity compensation packages has been integral to hiring key performers and retaining such individuals whose contributions are instrumental in the operations of the Company, particularly with the goal of recruiting, retaining and motivating personnel that meet strategic talent requirements considered critical to the execution of the Company’s business strategy initiatives that arise from time to time.

We requested an increase in the number of shares authorized under the 2019 Stock Incentive Plan in 2024, and such increase was subsequently approved by our stockholders. As of April 30, 2025, only 1,815,958 shares remained authorized for issuance as new equity awards under the 2019 Stock Incentive Plan. A number of factors, including continued pressure on our share price, depleted the 2019 Stock Incentive Plan share pool reserve. Based on the current availability, if the 2019 Stock Incentive Plan Amendment is not approved by our stockholders, our efforts to retain key employees, including our NEOs, may be significantly hampered because we will be limited in our ability to make grants to employees as part of retention awards, to recognize promotions, or as part of annual compensation packages, which, in turn, could result in the loss of important institutional knowledge and operational continuity that are key to executing on our overall strategic growth.

If we are limited in our ability to grant desired equity awards to our employees and other eligible individuals, we may not be able to compete for or retain key talent, and we may have to increase cash-based compensation incentives, which could work against our current philosophy of aligning the interests of our key personnel with the interests of our stockholders. If we needed to increase our use of cash-based compensation to compete for and retain key talent, this could also materially impact performance across the Company’s financial and operational metrics. This course of action could also be a distraction for our management team and employees because it would disrupt the typically scheduled operations of our compensation programs and restrict their ability to utilize equity grants to retain and motivate our employees.

For these reasons, we believe it is critical to approve the 2019 Stock Incentive Plan Amendment at this time to ensure we have a sufficient number of shares authorized for issuance under, and the continued use of, the 2019 Stock Incentive Plan as part of our compensation program in order to successfully deliver value to our stockholders.

Dividend Amendment

Currently, the 2019 Stock Incentive Plan provides that any dividend and dividend equivalent rights provided as part of a restricted stock or an RSU award may not allow for dividends to be paid currently, but rather all such dividends must be accrued and paid only when and if the underlying award vests. Approval of the Dividend Amendment will ensure that dividends on all other awards granted under the 2019 Stock Incentive Plan will similarly be paid only when and if the underlying award vests. We believe this is an important clarification to make to the 2019 Stock Incentive Plan at this time to further enhance the plan’s good governance features.

Historical Burn Rate, Proposed Share Reserve and Impact on Dilution
We recognize the dilutive impact of our equity compensation program on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares of our common stock to add to the pool of shares available for issuance, our Board and the Compensation Committee worked with management and an independent compensation consultant to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on stockholders, (ii) our historical burn rate and overhang, which were impacted in 2024 by the recruitment of our new CEO and other key management members, (iii) the number of shares remaining available under the 2019 Stock Incentive Plan (as well as under our Inducement Plan), (iv) forecasted grants, (v) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent, considered to fill essential, specific, roles tied to the execution of the Company’s business initiatives, (vi) our strategic growth plans, and (vii) the interests of our stockholders. Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize

PROXY STATEMENT	57

Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees. The 2019 Stock Incentive Plan does not contain an “evergreen” provision, so the number of shares available for issuance under the 2019 Stock Incentive Plan does not automatically increase each year.

The number of shares being requested to be newly authorized under the 2019 Stock Incentive Plan Amendment represents approximately 5.7% of the total number of shares outstanding as of April 30, 2025. The table below shows our burn rate for the prior three fiscal years.

	Time-Based Options Granted	Performance-Based Options Granted (1)	RSUs Granted	PRSUs Granted (2)	Performance-Based Options and PRSUs Earned (3)	Weighted Average Common Shares Outstanding Each Year	Burn Rate - Time and Performance Awards Granted	Burn Rate - Time-Based Shares Granted and Performance Awards Earned
2022	993,000	—	4,647,421	279,192	—	74,509,404	8%	8%
2023	18,349	—	4,269,016	46,469	—	78,593,274	6%	6%
2024	—	1,000,000	11,928,504	—	—	88,715,161	15%	13%
(1)Represents the number of shares of common stock in respect of the performance-based stock options granted to Mr. Sabino in connection with the commencement of his employment.
(2)Represents a number in respect of performance-vesting RSUs granted under the 2019 Stock Incentive Plan assuming the target performance for the three-year performance period applicable to the award has been achieved.
(3)The performance period applicable for PRSUs granted in 2022 is ongoing and will be completed in June 2025. The number of PRSUs earned in respect of these grants will be determined following the end of the performance period. The performance-based stock options granted to Mr. Sabino will be earned only in the event of achievement of the applicable share price hurdles and time-based vesting conditions applicable to his grant.

In consideration of these and other factors and in light of the continued market volatility and uncertain macroeconomic climate, our Board has determined that a Share Increase in the amount of 5,340,000 shares is appropriate and in the best interest of the Company in order to continue to make competitive equity grants under the 2019 Stock Incentive Plan, which advances our compensation philosophy of creating employee-owners. Based on Company models, if the Share Increase is approved, we expect our share reserve following the Share Increase to last for approximately 12 to 18 months. The actual amount of time this authorized pool will sustain our future share needs is difficult to predict, particularly under current market conditions, and it will depend, in part, on (i) the determination of the size of future long-term equity grants, based in part on a desire to keep compensation packages competitive in the marketplace and appropriately motivate employees; (ii) the price of our common stock at the time long-term equity awards are granted; (iii) our hiring and retention needs across our executive and employee population; and (iv) the amount of forfeitures of outstanding awards. In light of the variable nature of these factors, and, in particular, the sustained market volatility throughout the technology sector and the Company’s desire to retain and motivate its key personnel, the number of shares covered by the Share Increase may not sustain the Company’s anticipated equity grant programs for as long as current Company estimates suggest despite efforts to manage the share pool responsibly. If this is the case, the Company may seek additional share increase approvals when the Board determines that it is in the best interest of the Company to do so. We will continue to thoughtfully evaluate our equity-based compensation needs and projected share usage in order to responsibly manage our 2019 Stock Incentive Plan program, taking into consideration the concerns of our stockholders and need to remain competitive in our industry and move our business forward.

PROXY STATEMENT	58

Proposal No. 4 Amendment to the Amended & Restated 2019 Stock Incentive Plan
General
The 2019 Stock Incentive Plan Amendment is set forth in Appendix A to this Proxy Statement. The full text of the 2019 Stock Incentive Plan (but prior to the 2019 Stock Incentive Plan Amendment described in this Proposal No. 4) is set forth in Exhibit 10.1 to the Form 8-K filed on November 26, 2024.

The 2019 Stock Incentive Plan, as amended by the 2019 Stock Incentive Plan Amendment (together, the “Amended 2019 Stock Incentive Plan”) continues to incorporate a number of key good governance features, as outlined below, and the following is a summary of the principal features of the Amended 2019 Stock Incentive Plan, if 2019 Stock Incentive Plan Amendment is approved by our stockholders in accordance with this Proposal No. 4. This summary does not purport to be a complete description of all of the provisions of the Amended 2019 Stock Incentive Plan. It is qualified in its entirety by reference to the full text of the 2019 Stock Incentive Plan and the 2019 Stock Incentive Plan Amendment.

Governance Highlights

Below is a summary of the material terms of the Amended 2019 Stock Incentive Plan, including its key good corporate governance features:

•The Amended 2019 Stock Incentive Plan share reserve does not benefit from liberal share recycling provisions, and the limited recycling provision specifically prohibits shares of common stock used by a participant to cover the payment of the exercise price of a stock option and tax obligations related to an award from being added back to the number of shares available for future award grants.
•The Amended 2019 Stock Incentive Plan does not include an “evergreen” share reserve provision.
•The Amended 2019 Stock Incentive Plan limits the overall number of shares of common stock that may be used with respect to grants to directors that are not employees of the Company at the time of grant.
•Stock options and stock appreciation rights granted under the Amended 2019 Stock Incentive Plan must be granted with an exercise price (or measurement price, as applicable) that is not less than the fair market value (as defined under the Amended 2019 Stock Incentive Plan) of a share of our common stock on the date of grant.
•The exercise price of any outstanding award may not be reduced, whether through amendment, cancellation or replacement grants with options, other awards and/or cash, or by any other means without stockholder approval.
•Awards are subject to certain minimum vesting requirements. Specifically, awards must generally vest over at least a one-year period from the date of grant, except that such limitations will not apply to such awards granted with respect to up to 5% of the total shares authorized for issuance under the Amended 2019 Stock Incentive Plan or shares delivered in lieu of fully-vested cash incentive awards.
•The Amended 2019 Stock Incentive Plan provides that any dividend and dividend equivalent rights provided as part of any award granted under the Amended 2019 Stock Incentive Plan may not allow for dividends to be paid currently, but rather all such dividends must be accrued and paid only when and if the underlying award vests.
•The Amended 2019 Stock Incentive Plan allows options, restricted stock, RSUs and other stock- and cash-based awards to include vesting conditions subject to specific performance goals.
•Awards based on financial measures are subject to the Company’s clawback policy.

PROXY STATEMENT	59

Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
•The Amended 2019 Stock Incentive Plan does not provide for an automatic “single-trigger” acceleration of vesting on unvested awards in the event of a change in control of the Company.
•The Amended 2019 Stock Incentive Plan does not provide any tax-gross ups to participants.

All awards made under the Amended 2019 Stock Incentive Plan are discretionary. Therefore, the benefits and amounts that will be received or allocated under the Amended 2019 Stock Incentive Plan are not determinable at this time. None of the new shares being requested are needed to cover any outstanding awards.

The fair market value of one share of our common stock was $0.87 (the closing price of our common stock on April 30, 2025).

Share Reserve and Individual Award Limits
Under the Amended 2019 Stock Incentive Plan, the maximum aggregate number of shares of our common stock authorized for issuance as awards (including the proposed Share Increase, if approved) will include (A) 5,340,000 shares, which is the number of shares that is being requested in connection with this Proposal No. 4 as the Share Increase described above; (B) 19,150,000 shares, which is the sum of shares authorized by our stockholders in connection with the 2019 Stock Incentive Plan’s adoption and amendments and restatements, as applicable, in 2024, 2023, 2021 and 2020; and (C) such additional number of shares as is equal to the sum of (i) the number of shares reserved for issuance under the Company’s 2000 Stock Incentive Plan and Amended and Restated 2009 Incentive Plan (which remained available for grant under the plan prior to adoption of the 2019 Stock Incentive Plan) and (ii) any shares subject to awards granted under the Company’s 2000 Stock Incentive Plan and Amended and Restated 2009 Incentive Plan that expired, terminated or otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right, subject, however, in the case of incentive stock options to any limitations of the Internal Revenue Code (the “Code”); provided that in no event will the sum of (i) and (ii) above exceed 11,645,851 shares.

For purposes of counting the number of shares available for the grant of awards under the Amended 2019 Stock Incentive Plan and under the limits described below, (i) if any award (a) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or (b) results in any shares not being issued, the unused shares covered by such award will again be available for the grant of awards (based on the number of shares originally considered “granted” under the fungible share counting rules that applied to the award at the time of grant); (ii) shares delivered to the Company by a participant to (a) purchase shares upon the exercise of an award or (b) satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards; and (iii) shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

Under the Amended 2019 Stock Incentive Plan, the maximum number of shares with respect to which awards may be granted to any participant under the Amended 2019 Stock Incentive Plan may not exceed 1,000,000 shares per calendar year. For purposes of this limit, the combination of a stock option in tandem with a stock appreciation right is treated as a single award. In addition, the maximum number of shares with respect to which awards may be granted to directors who are not employees of the Company at the time of grant is 5% of the maximum number of shares authorized for issuance under the Amended 2019 Stock Incentive Plan. The maximum amount of cash payable under a performance-based award may not exceed $1,000,000 per participant per calendar year.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, the Board will make equitable adjustments to the maximum number and type of shares or other securities that may be issued under the Amended 2019 Stock Incentive Plan, the maximum number and type of shares that may be granted to any participant in any calendar year,

PROXY STATEMENT	60

Proposal No. 4 Amendment to the Amended & Restated 2019 Stock Incentive Plan
the number and type of shares subject to outstanding awards, the exercise price or grant price of outstanding awards and other necessary adjustments in connection with the Amended 2019 Stock Incentive Plan.

Administration
The Amended 2019 Stock Incentive Plan is administered by our Board. Our Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2019 Stock Incentive Plan and to interpret the provisions of the Amended 2019 Stock Incentive Plan and any award agreements entered into under the Amended 2019 Stock Incentive Plan. Pursuant to the terms of the Amended 2019 Stock Incentive Plan, subject to applicable law, our Board may delegate certain authority under the Amended 2019 Stock Incentive Plan to one or more of its committees or subcommittees or one or more of our officers satisfying applicable laws (collectively, referred to in this Proposal No. 4 as the “Board”). However, the authority to grant equity awards to any of our employees whom are considered to be “executive officers” and/or “officers” under Rules 3b-7 and 16a-1, respectively, of the Exchange Act may not be delegated to our officers.

Subject to the provisions of the Amended 2019 Stock Incentive Plan, our Board has the power to select the recipients of awards, to determine the number of shares subject to any award, to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to awards, to determine whether, and the extent to which, adjustments are required under the Amended 2019 Stock Incentive Plan, and to determine the terms and conditions of awards. Discretionary awards to our non-employee directors will only be granted and administered by a committee of the Board, all of the members of which are independent as defined by the Nasdaq Marketplace Rules.

Our Board may also grant awards to participants who are foreign nationals or employed outside the United States on such terms or conditions different from those applicable to awards to participants who are employed in the United States. Our Board may establish subplans or procedures under the Amended 2019 Stock Incentive Plan to satisfy applicable securities or tax laws of such foreign jurisdictions.

Eligibility and Types of Awards under the Incentive Plan
The Amended 2019 Stock Incentive Plan permits the granting of stock options, stock appreciation rights, restricted stock, RSUs, performance awards and other stock and cash-based awards. Employees, officers, directors, consultants and advisors of the Company and our subsidiaries and of other business ventures in which we have a controlling interest are eligible to be granted awards under the Amended 2019 Stock Incentive Plan. As of May 1, 2025, 836 persons were eligible to participate in the current 2019 Stock Incentive Plan, including approximately 829 employees (inclusive of four executive officers), six non-employee directors, and one consultant.

Options

Our Board may grant nonstatutory stock options or incentive stock options (which are entitled to potentially favorable tax treatment) under the Amended 2019 Stock Incentive Plan. The number of shares covered by each stock option granted to a participant (subject to the Amended 2019 Stock Incentive Plan’s stated limit) and all other terms and conditions will be determined by our Board. The stock option exercise price is established by our Board and must be at least 100% of the fair market value of a share on the date of grant. Consistent with applicable laws, regulations and rules, and to the extent authorized by the Board, payment of the exercise price of stock options may be made in one of more of the following: (i) cash or check, (ii) broker assisted cashless exercise, (iii) shares of our common stock, (iv) net exercise, (v) delivery to us of a promissory note, (vi) any other lawful means, or (vii) any combination of these permitted forms of payment. Unless otherwise approved by our stockholders, the Amended 2019 Stock Incentive Plan prohibits decreasing the exercise price of an option or canceling an option and replacing it with an award with a lower exercise price. After a termination of services with us, a participant will be able to

PROXY STATEMENT	61

Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
exercise the vested portion of his or her option for the period of time stated in the applicable award agreement. The term of a stock option will not exceed 10 years from the date of grant.

Stock Appreciation Rights

Our Board may grant stock appreciation rights under the Amended 2019 Stock Incentive Plan. Stock appreciation rights typically provide for the right to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date. Our Board may grant stock appreciation rights either alone or in tandem with a stock option granted under the Amended 2019 Stock Incentive Plan. The number of shares of our common stock covered by each stock appreciation right (subject to the Amended 2019 Stock Incentive Plan’s stated limit) and all other terms and conditions will be determined by our Board. Stock appreciation rights are generally subject to the same terms and limitations applicable to options or, when granted in tandem with an option, to the same terms as the option. Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the Board, in its sole discretion. Unless otherwise approved by our stockholders, the Amended 2019 Stock Incentive Plan prohibits decreasing the exercise price of a stock appreciation right or canceling a stock appreciation right and replacing it with an award with a lower exercise price.

Restricted Stock

Our Board may award shares of restricted stock under the Amended 2019 Stock Incentive Plan. Shares of restricted stock vest in accordance with the terms and conditions established by our Board in its sole discretion. Our Board will determine the terms of any restricted stock award, including the number of shares subject to such award (subject to the Amended 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below. Participants holding restricted stock will be entitled to all ordinary cash dividends paid with respect to such shares, which dividends shall be accrued and become payable when and if the restricted stock vests, or the stockholder payment date if later. When the restricted stock award conditions are satisfied, the shares will no longer be subject to forfeiture as the participant is vested in the shares and has complete ownership of the shares.

Restricted Stock Units

Our Board may also grant an award of RSUs under the Amended 2019 Stock Incentive Plan. An RSU is a bookkeeping entry representing an amount equivalent to the fair market value of one share of our common stock. Participants are not required to pay us any consideration at the time of grant of an RSU award. Our Board will determine the terms of any RSU award, including the number of shares covered by such award (subject to the Amended 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below. RSU awards may include a dividend equivalent right feature, but any dividends payable to stockholders will accrue with respect to the RSU and become payable only when and if the underlying RSU vests. When the participant satisfies the conditions of an RSU award, we will pay the participant cash or shares of our common stock to settle the vested RSUs. Our Board may permit a participant to elect to defer the settlement of his or her vested RSU award until a later date; provided that such deferral election must be made pursuant to an exemption from, or in compliance with, Section 409A of the Code.

Other Stock-Based and Cash-Based Awards

Under the Amended 2019 Stock Incentive Plan, our Board may also grant awards of shares of our common stock or other awards denominated in cash. Our Board will determine the terms of any such stock-based or cash-based award, including the number of shares or amount of cash, as applicable, covered by such award (subject to the Amended 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below.

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Proposal No. 4 Amendment to the Amended & Restated 2019 Stock Incentive Plan

Performance Awards

Our Board may grant performance awards under the Amended 2019 Stock Incentive Plan. Performance awards provide participants with the opportunity to earn a payout subject to the award only if certain performance goals or other vesting criteria are achieved. Our Board will establish the performance goals or other vesting in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Our Board has discretion to determine other terms of the performance award, including the number of shares and/or value subject to a performance award (subject to the Amended 2019 Stock Incentive Plan’s stated limit), the period as to which performance is to be measured (which may be no shorter than a one-year period), any applicable forfeiture provisions, and any other terms and conditions consistent with the Amended 2019 Stock Incentive Plan. After the completion of the performance period applicable to the award, our Board will measure performance against the applicable goals and other vesting criteria and determine whether any payment will be made under the award. If the participant satisfies the conditions of the performance share award, we will pay the participant cash or shares or any combination of both to settle the award.

Minimum Vesting Requirements
With respect to all awards (other than cash-based awards) that vest solely based on the passage of time, generally no portion of the award may vest until the first anniversary of the date of grant or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting. With respect to awards that do not vest solely based on the passage of time, generally no portion of the award may vest prior to the first anniversary of the date of grant (or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting). These minimum vesting schedules do not apply to performance-based awards granted in accordance with the terms of the Amended 2019 Stock Incentive Plan, awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the Amended 2019 Stock Incentive Plan or shares delivered in lieu of fully vested cash incentive awards.

Dividend Equivalent Right
With respect to all awards granted under the Amended 2019 Stock Incentive Plan to which a dividend equivalent right or other right to dividends is provided in an award agreement, each dividend equivalent shall be credited to an account for the participant. Each such dividend equivalent will become payable only if the awards to which it relates vests (and will be paid at the same time as settlement or exercise of the award, as applicable) or, if later, when the shareholders actually receive the corresponding dividend payment.

Performance Goals

Our Board may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on certain performance goals (as described below). The performance criteria for each such performance award will be based on one or more of the following measurable performance goals: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total shareholder return, (o) introduction of new products, (p) expansion into new markets or (q) achievement of any other strategic, operational or individual performance goals as the Board may determine.

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Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
These performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our Board in its sole discretion may adjust the performance goals to include, exclude or otherwise reflect any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) charges for restructuring and rationalization programs, and (vi) other material changes to the business. Such performance goals may (i) vary by participant and may be different for different awards and (ii) be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by our Board.

Transferability of Awards
Awards granted under the Amended 2019 Stock Incentive Plan generally may not be transferred other than by will or the laws of descent and distribution or other than in the case of an incentive stock option, pursuant to a qualified domestic relations order.

During the life of the participant, awards are exercisable only by the participant. Our Board may in its sole discretion permit and subject to certain conditions provide for the gratuitous transfer of an award to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof to the extent permitted under Form S-8 under the Securities Act.

Reorganization Event
In the event of a reorganization event of the Company, each outstanding award will be treated as our Board determines, including, without limitation, that each award may be assumed or an equivalent option or right substituted by the successor corporation, or in the case of stock options, may be terminated after giving holders notice of such pending termination and a change to exercise the option prior to the reorganization event. In addition, the vesting of awards that are unvested at the time of a reorganization event does not automatically accelerate, but our Board may cause any vesting to accelerate or restrictions lapse in connection with the change in control event. In the case that stockholders are receiving a cash payment for each share in a reorganization event, our Board may also provide that all awards will be canceled in connection with the reorganization event in exchange for the holder of such award receiving a cash payment for each share underlying the award in the same amount as the stockholders receive, or, in the case of options, the excess, if any, between the amount a stockholder is receiving and the exercise price of the stock option. Our Board will generally not be required to treat all awards, all awards held by a participant, or all awards of the same type, similarly in the transaction. Upon the occurrence of a liquidation or dissolution of the Company, except to the extent specifically provided otherwise in the restricted stock or RSU award agreement or any other agreement between a participant and us, all restrictions and conditions on all restricted stock and RSU awards then outstanding will automatically be deemed terminated or satisfied.

Amendment and Termination
Our Board may amend, suspend or terminate the Amended 2019 Stock Incentive Plan at any time and for any reason, provided that any amendment will be subject to stockholder approval to the extent required by the NASDAQ rules or Section 422 of the Code with respect to incentive stock options. In addition, any amendment to the Amended 2019 Stock Incentive Plan may not materially and adversely affect the rights of the existing participants under the Amended 2019 Stock Incentive Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the Amended 2019 Stock Incentive Plan. The Amended 2019 Stock Incentive Plan will terminate on June 6, 2029, unless re-adopted or extended by the stockholders prior to or on such date or unless terminated earlier by the Board.

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Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
Forfeiture Events; Clawback
Awards granted pursuant to the Amended 2019 Stock Incentive Plan shall be subject to the terms of the Clawback Policy adopted by us as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to us or our subsidiaries or specified in any award agreement. Please refer to the section of this Proxy Statement titled “Compensation Recovery Policy” above for additional information on our Clawback Policy.

Federal Income Tax Consequences
The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Amended 2019 Stock Incentive Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the Amended 2019 Stock Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

For awards of restricted stock, unless the participant elects to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time performance awards or RSUs are granted. Instead, a participant will generally recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such award (if any) when the vested performance awards or RSUs are settled and the underlying shares are distributed. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Section 409A of the Code contains certain requirements for non-qualified deferred compensation arrangements with respect to a participant’s deferral and distribution elections and permissible distribution events. Awards granted under the 2019 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A of the Code fails to comply with its provisions, Section 409A of the Code imposes an

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Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is generally allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer, chief financial officer, and to each of our three most highly compensated executive officers (other than our chief executive officer and our chief financial officer) as well as certain former executive officers. In general, annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000, unless the compensation qualifies for deductibility under the transition rules of the amendments to Section 162(m) of the Code that took effect following the adoption of the Tax Cuts and Jobs Act of 2017.

Awards to be Granted
The number of awards (if any) that an eligible participant may receive under the Amended 2019 Stock Incentive Plan is in the discretion of our Board and therefore cannot be determined in advance and no awards have been granted pending stockholder approval.
Additional Information
The following table summarizes the number of securities underlying outstanding options and RSUs granted to employees and directors, as well as the number of securities remaining available for future issuance, under LivePerson’s equity compensation awards, as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2024(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans as of December 31, 2024 (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders	6,694,521	$23.60	6,668,222(3)
Equity compensation plans not approved by security holders	8,822,879	$4.13	1,180,208(4)
Total	15,517,400		7,848,430
(1)Consists of options to purchase shares of our common stock, as well as RSU awards, each representing the right to acquire shares of our common stock. In respect of the plans approved by security holders, including the 2000 Stock Incentive Plan, 2009 Stock Incentive Plan and 2019 Stock Incentive Plan, the number of shares reported represents 1,830,012 shares subject to stock options and 4,864,509 RSUs. For purposes of this table, the number of RSUs includes a number in respect of PRSUs granted under the 2019 Stock Incentive Plan that could be earned during a three year performance period, which number reported is based on target performance. In respect of the plan not approved by security holders, the number of shares reported represents 298,479 shares subject to stock options, and 7,524,400 RSUs granted under the Inducement Plan (described below) and 1,000,000 shares subject to stock options granted on a stand-alone basis to Mr. Sabino based on his hiring.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards or performance stock units, which have no exercise price.
(3)Consists of 3,461,456 shares remaining available for issuance under the 2019 Stock Incentive Plan and 3,206,766 shares remaining available for issuance under the 2019 Employee Stock Purchase Plan.

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Proposal No. 4 Amendment and Restatement of the 2019 Stock Incentive Plan
(4)Represents shares under the 2018 Inducement Plan, which is intended to qualify as an “inducement plan” under Nasdaq rule 5635(c)(4).

The table set forth above is also included in the section of this Proxy Statement entitled “Equity Compensation Plan Information” above, along with further information regarding the Company’s 2018 Inducement Plan under the heading “Amended and Restated LivePerson, Inc. 2018 Inducement Plan.”

As an additional point of reference, the following table includes further information regarding awards outstanding and shares available for future awards as of April 30, 2025, as well as the impact of the proposed Share Increase. As of April 30, 2025, there were 93,849,817 shares of the Company’s common stock outstanding.

	2019 Stock Incentive Plan Number of shares	2018 Inducement Plan and CEO Inducement Award	Total of Both Equity Plans	Total as a percentage of the Company’s common stock outstanding as of April 30, 2025
Outstanding stock options	1,493,545 (1)	1,122,898 (2)	2,616,443 (3)	2.8%
Outstanding RSUs and PRSUs	6,389,864 (4)	5,788,383	12,178,247 (4)	13.0%
Total shares subject to outstanding awards as of April 30, 2025 (A)	7,883,409	6,911,281	14,794,690	15.8%
Total shares available for future awards as of April 30, 2025 (B)	1,815,958	647,750	2,463,708	2.6%
Proposed additional shares available for future awards (C)	5,340,000	—	5,340,000	5.7%
Total of (A), (B) and (C) above	15,039,367	7,559,031	22,598,398	24.1%
(1)As of April 30, 2025, the weighted average price and weighted average remaining term to expiration of stock options outstanding under the 2019 Stock Incentive Plan were $23.44 and 3.3 years, respectively.

(2)As of April 30, 2025, the weighted average price and weighted average remaining term to expiration of stock options outstanding under the 2018 Inducement Plan were $3.64 and 8.6 years, respectively. The CEO’s inducement option award, in respect of 1,000,000 shares the vesting of which is subject to achievement of certain performance- and time-based vesting conditions, has an exercise price of $1.02 and expires 10 years from the date of grant.

(3)As of April 30, 2025, the weighted average price and weighted average remaining term to expiration of stock options outstanding under both the 2019 Stock Incentive Plan and 2018 Inducement Plan on an aggregated basis were $14.94 and 5.6 years, respectively.

(4)Includes PRSUs granted under the 2019 Stock Incentive Plan, which reflects the total number of PRSUs that could be earned based on actual performance for the 2022 and 2023 fiscal years, and assuming performance at the target level for the remainder of the performance period. The PRSUs will continue to be subject to modifications based on achievement of relative TSR goals for the remainder of the three-year performance period. The final number of PRSUs deemed earned following the end of the performance period will vest on July 27, 2025, subject to the NEOs continued employment on such date.
Required Vote
The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to approve the amendment to the Amended and Restated 2019 Stock Incentive Plan.

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The Board unanimously recommends a vote on the proxy card “FOR” the amendment to the 2019 Stock Incentive Plan.

PROXY STATEMENT	68

Certain Relationships and Related Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Any transaction or series of transactions, of which the aggregate amount involved exceeds or may be reasonably expected to exceed $120,000, in which we participate and a related person has a material interest would require the prior approval by our Board. In such cases, the Board would review all of the relevant facts and circumstances and would take into account, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. If a transaction relates to a director, that director would not participate in the Board’s deliberations.

Related persons would include a member of our Board and our executive officers and their immediate family members. It would also include persons controlling over 5% of our outstanding common stock. Under our written policy on conflicts of interest, all of our directors, executive officers and employees have a duty to report to the appropriate level of management potential conflicts of interests, including transactions with related persons.

Pursuant to our Audit Committee Charter, our Audit Committee is responsible for reviewing potential conflict of interest situations and approving, on an ongoing basis, all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K. In particular, our Audit Committee Charter requires that our Audit Committee approve all transactions between the Company and one or more directors, executive officers, major stockholders or firms that employ directors, as well as any other material related party transactions that are identified in a periodic review of our transactions. In considering a related party transaction, the Audit Committee will consider such factors as it deems appropriate, including, without limitation, the commercial reasonableness of the terms, if the terms are judged to be the same as a transaction made on an arm’s-length basis, the benefit or perceived benefit (or lack thereof) to the Company, the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship, opportunity costs and availability of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and any actual or apparent conflict of interest of the related person.

Since the beginning of the 2024 Fiscal Year, the Company has not been a participant in any transaction with a related person other than the agreements and transactions described below.

Indemnification Agreements with Directors and Executive Officers

The Charter provides that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, we have entered into indemnification agreements with our directors and executive officers, the form of which was filed as an exhibit to our 2011 Annual Report on Form 10-K. The form of indemnification agreement used by the Company contains provisions that require us, among other things, to indemnify our directors and executive officers against certain liabilities (other than liabilities arising from intentional or knowing and culpable violations of law) that may arise by reason of their status or service as our directors or executive officers or other entities to which they provide service at our request and to advance expenses they may incur as a result of any proceeding against them as to which they could be indemnified. We believe that these provisions and agreements are necessary to attract and retain highly qualified individuals to serve the Company. We also have obtained an insurance policy covering our directors and executive officers for claims that such directors and executive officers may otherwise be required to pay or for which we are required to indemnify them, subject to certain exclusions.

Other Relationships and Transactions

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Certain Relationships and Related Transactions
On October 20, 2024 (the “Effective Date”) we entered into a Cooperation Agreement (the “Vector Agreement”) with the Vector Group, pursuant to which we and the Vector Group agreed to collaborate regarding, among other things, board refreshment. In connection with the Vector Agreement, the Vector Group recommended Mr. Fletcher to the Company as a director candidate, and Mr. Fletcher was elected to the Board by the Company’s stockholders at the 2024 Annual Meeting. In addition, we agreed (1) to appoint to the Board one mutually agreed candidate selected from a previously mutually agreed upon pool of two potential candidates (the “Mutual Candidates”) or a mutually agreed alternate independent candidate, in the event that neither Mutual Candidate is appointed, and such candidate shall be an “Independent Director” pursuant to The Nasdaq Stock Market LLC’s listing standards, to the Board and (2) to either (A) not re-nominate or (B) accept the resignation of one director serving on the Board as of the Effective Date, to the extent that the acceptance of such resignation and matters related thereto are permissible under applicable law, including, without limitation, legal duties or obligations of directors of corporations incorporated under Delaware law. The Company further agreed, in connection with its commitment to maintaining strong corporate governance, to select a new Chair of the Board, and Mr. Miller became the Company’s Chair in January 2025.

Until the Termination Date (as defined below), subject to certain exceptions, the Vector Group agreed that it shall, and shall cause each of its controlled affiliates to, appear in person or by proxy at each stockholder meeting of the Company and vote (or execute a consent with respect to) all voting securities of the Company beneficially owned by the Vector Group as of the Effective Date (a) in favor of the nominees for director recommended by the Board and (b) in accordance with the Board’s recommendation with respect to all other proposals presented at such stockholder meeting, other than with respect to any proposal relating to (i) an Extraordinary Transaction (as defined in the Vector Agreement) or (ii) any shareholder rights plan or similar plans.

Pursuant to the terms of the Vector Agreement, the Vector Group also agreed to certain customary standstill provisions, prohibiting the Vector Group from, among other things: (a) making certain transactions involving the Company; (b) soliciting proxies; (c) advising or knowingly encouraging any person with respect to the voting or disposition of any Company securities, other than in a manner consistent with the Board’s recommendations; (d) taking actions to change or influence the Board, management or the direction of certain Company matters; and (e) exercising certain stockholder rights. The Vector Agreement also contains customary mutual non-disparagement provisions. The Vector Agreement will terminate on December 31, 2025, unless terminated earlier under certain circumstances (the “Termination Date”).

We have filed the full text of the Vector Agreement as Exhibit 10.1 to our Current Report on Form 8-K dated October 23, 2024. Please refer to that Form 8-K, including Exhibit 10.1 thereto, for additional detail on the terms of the Vector Agreement.

PROXY STATEMENT	70

Other Information
OTHER INFORMATION
Costs of the Solicitation
The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the Company’s stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may also reimburse such persons for their out-of-pocket costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

The Company has retained MacKenzie Partners to solicit proxies in connection with the Annual Meeting. Under our agreement with MacKenzie Partners, we anticipate that MacKenzie Partners will receive a fee of $25,000 plus certain out-of-pocket expenses, which are not expected to exceed $25,000 in total. The Company also agreed to indemnify MacKenzie Partners against certain liabilities relating to, or arising out of, its retention. MacKenzie Partners will solicit proxies by mail, telephone, facsimile and email.

Householding
The SEC has adopted rules that permit companies to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Annual Report to Stockholders and this Proxy Statement, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and saves natural resources. If you received a household mailing and you would like to have additional copies mailed to you, please submit your request in writing to LivePerson, Inc., c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling Broadridge at 1-866-540-7095. Similarly, you may also contact Broadridge if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings. Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

Availability of Annual Report on Form 10-K
The Company filed an Annual Report on Form 10-K with the SEC on March 14, 2025 and Amendment No. 1 to its Annual Report on Form 10-K filed with the SEC on April 30, 2025. A copy of each of these reports is also available through http://magna.isa.gov.il and http://maya.tase.co.il. Stockholders may also obtain a copy of these reports, without charge, by writing to Monica L. Greenberg, Executive Vice President, Policy and General Counsel, at the Company’s principal executive offices located at 530 Seventh Avenue, Floor M1, New York, New York 10018.

A copy of the Annual Report to Stockholders for the 2024 Fiscal Year is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. It may also be viewed at www.proxyvote.com. The Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Stockholder Proposals and Nominations
In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2026 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before January 22, 2026 and

PROXY STATEMENT	71

must otherwise be in compliance with the SEC rules regarding eligibility for inclusion in our proxy statement and proxy card. In addition, any proposal for consideration at the 2026 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 must be received by the Secretary of the Company at its principal executive offices not later than the close of business on March 27, 2026 and not earlier than the close of business on February 25, 2026 (or if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the proposal of business to be considered by stockholders set forth in the Bylaws.

To nominate a director for election to the Board at the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be received by the Secretary of the Company at its principal executive offices not later than the close of business on March 27, 2026 and not earlier than the close of business on February 25, 2026 (or if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the nomination of directors set forth in the Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2026 (or if the date of the meeting has changed by more than 30 days from the previous year, no later than the later of 60 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made).

Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report is not deemed “filed” with the SEC, is not deemed “soliciting material” and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes. Additionally, website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Stockholder List
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting from June 15, 2025 through June 24, 2025. Please email ir-lp@liveperson.com for instructions as to how to access the stockholder list online prior to the Annual Meeting. The list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the proxy card.

PROXY STATEMENT	72

Other Information

Forward-Looking Statements
Statements in this Proxy Statement regarding LivePerson that are not historical facts are forward-looking statements. These forward-looking statements are based on our current expectations, assumptions, estimates and projections about LivePerson and our industry. Our expectations, assumptions, estimates and projections are expressed in good faith, and we believe there is a reasonable basis for them, but we cannot assure you that our expectations, assumptions, estimates and projections will be realized. Examples of forward-looking statements include, but are not limited to, statements regarding future business, future results of operations or financial condition (including based on examinations of historical operating trends) and management strategies. When used in this Proxy Statement, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” and variations of such words or similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these words. Forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: our ability to retain existing customers and cause them to purchase additional services and to attract new customers; the intensive personnel, infrastructure and resource commitment required to support our customer base; our ability to retain key personnel, attract new personnel and to manage staff attrition; our ability to successfully integrate acquisitions; our ability to refinance our substantial indebtedness before it becomes due or to secure necessary additional financing on commercially reasonable terms, or at all; lengthy sales cycles; delays in our implementation cycles; payment-related risks; potential fluctuations in our quarterly revenue and operating results; limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third-party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers’ Internet users; U.S. and international laws and regulations regarding privacy data protection and AI and increased public scrutiny of privacy, security and AI issues that could result in increased government regulation and other legal obligations; ongoing litigation and legal matters; new regulatory or other legal requirements that could materially impact our business; governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings or by our vendors; the presence of, and difficulty in correcting, errors, failures or “bugs” in our products; our ability to license necessary third-party software for use in our products and services, and our ability to successfully integrate third-party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meeting service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating losses to offset future taxable income; risks related to our common stock being traded on more than one securities exchange; and other factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the 2024 Fiscal Year and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to our reports and documents filed from time to time by us

PROXY STATEMENT	73

Other Information
with the SEC for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements.

Reconciliation of Non-GAAP Financial Measures
Investors are cautioned that adjusted EBITDA, or loss before provision for income taxes, interest expense, interest income, other expense (income), net, depreciation, amortization of purchased intangibles and finance leases, stock-based compensation expense, contingent earn-out adjustments, restructuring costs, impairment of goodwill, impairment of intangibles and other assets, leadership transition costs, IT transformation costs, working capital adjustment - Kasamba, loss (gain) on divestiture, acquisition and divestiture costs, gain on debt extinguishment, change in fair value of warrants, and other litigation, consulting and other employee costs, is a “non-GAAP financial measure”. Non-GAAP financial information should not be construed as an alternative to any other measures of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing and financing activities as there may be significant factors or trends that it fails to address. The Company presents non-GAAP financial information in this Proxy Statement because the Company believes that it is helpful to some investors as one measure of the Company’s operations. The following table presents a reconciliation of adjusted EBITDA to the corresponding GAAP measure.

PROXY STATEMENT	74

Other Information
Reconciliation of Non-GAAP Financial Information to GAAP

(In Thousands)
Unaudited
	Year ended December 31,
	2024	2023	2022
Reconciliation of Adjusted EBITDA:
GAAP net loss	$(134,273)	$(100,435)	$(225,747)
Add/(less):
Depreciation	30,310	32,557	32,284
Other litigation, consulting and other employee costs (1)	16,976	32,266	17,212
Restructuring costs (2)	11,139	22,664	19,967
Amortization of purchased intangibles and finance leases	11,962	22,196	22,112
Impairment of goodwill	60,551	11,895	—
Impairment of intangibles and other assets	46,872	7,974	—
Stock-based compensation expense (3)	21,989	10,187	109,638
Leadership transition costs	2,998	8,384	—
Contingent earn-out adjustments	—	4,629	(8,516)
Provision for income taxes	2,735	4,163	1,727
Working capital adjustment – Kasamba	1,776	—	—
IT transformation costs (4)	1,205	3,576	—
Acquisition and divestiture costs	920	3,131	4,492
Gain on debt extinguishment	(73,083)	(7,200)	—
Change in fair value of warrants	12,232	—	—
Interest expense	14,486	4,882	5,503
Interest income	(5,860)	(9,551)	(5,151)
Loss (gain) on divestiture	558	(17,591)	—
Other expense (income), net (5)	566	(7,863)	10,300
Adjusted EBITDA	$24,059	$25,864	$(16,179)

(1)Includes litigation costs of $13.8 million, and consulting fee and related costs of $3.2 million for the year ended December 31, 2024. Includes litigation costs of $28.0 million and consulting fees and related costs of $4.4 million for the year ended December 31, 2023. Includes litigation costs of $11.0 million, employee benefit costs of $1.6 million, consulting fees and related costs of $2.2 million, employee-related costs of $2.1 million and reserve for sales and use tax liability of $0.3 million for the year ended December 31, 2022.
(2)Includes reversal of IT contract termination costs of $1.2 million and severance and other compensation related costs of $12.3 million for the year ended December 31, 2024. Includes severance costs and other compensation related costs of $16.9 million and IT contract termination costs of $5.8 million for the year ended December 31, 2023. Includes severance costs and other compensation related costs of $19.5 million and lease restructuring costs of $0.4 million for the year ended December 31, 2022.
(3)Excludes $1.7 million of accelerated stock-based compensation for the year ended December 31, 2023 in connection with the CEO departure, as these costs are presented in leadership transition costs.
(4)Includes IT infrastructure realignment costs related to consolidating and migrating data centers to the cloud.
(5)Includes $10.0 million of other income related to a litigation settlement and losses related to the Company’s equity method investment during the year ended December 31, 2023. Includes $0.2 million of other income related to the settlement of leases, offset by $7.7 million of losses related to the Company’s equity method investment for the year ended December 31, 2022. The remaining amount of other (income) expense, net fluctuation is attributable to currency rate fluctuations.

PROXY STATEMENT	75

Appraisal Rights

Holders of shares of our common stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

By Order of the Board of Directors

By:	/s/ James Miller
Name:	James Miller
Title:	Chair of the Board

New York, New York

May 22, 2025

PROXY STATEMENT	76

Appendix A: Amendment to the Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan

AMENDMENT TO THE
AMENDED AND RESTATED LIVEPERSON, INC.
2019 STOCK INCENTIVE PLAN

THIS AMENDMENT (the “Amendment”) to the Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan is dated as of May 22, 2025.

WHEREAS, the Board of Directors of LivePerson, Inc. (the “Company”) has adopted the Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company deems it to be in the best interest of the Company to amend the Plan as more particularly set forth below, to, among other changes, increase the number of shares available for issuance under the Plan by 5,340,000 shares.

NOW, THEREFORE, the Plan shall be amended as follows:

1.Stock Available for Awards. Subsection 4(a)(1) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

a.Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to the number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) that is equal to the sum of:

i.28,740,0001 shares of Common Stock;
ii.such additional number of shares of Common Stock is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated 2009 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Existing Plans”) that remained available for grant under the Existing Plans as of June 6, 2019, and (y) the number of shares of Common Stock subject to awards granted under the Existing Plans which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, in each case, on or after June 6, 2019, subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations of the Code; provided that in no event shall the sum of (x) and (y) above exceed 11,645,851.

2.General Provisions Applicable to Awards. A new subsection 10(k) is hereby added to read as follows:

To the extent a Dividend Equivalent right or other right to dividends is provided in an award agreement with respect to any Award granted under the Plan, each Dividend Equivalent shall be credited to an account for the Participant and become payable only if and when the Awards to which it relates vest (and shall be paid at the same time as settlement or exercise of the Award, as applicable) or, if later, when the shareholders actually receive the corresponding dividend payment.

1 Reflects (i) the 4,250,000 shares originally approved at the time of the Plan’s adopting in 2019, plus (ii) 19,150,000, which represents the aggregate number of shares that been approved for increase following the Plan’s adoption in 2019, plus (iii) 5,340,000, which reflects the additional shares being added to the authorized pool by this amendment.

PROXY STATEMENT	77

3.This Amendment shall be effective as of the date set forth above, provided that the amendments described in Section 1 of this Amendment shall be subject to and contingent on approval of the Company’s stockholders at the 2025 Annual Meeting of Stockholders.

4.Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Amendment to the Plan was duly adopted by the Board of Directors.

LIVEPERSON, INC.

By: /s/ Monica L. Greenberg
Name: Monica L. Greenberg
Title: EVP, Policy & General Counsel

PROXY STATEMENT	78

Proxy Voting Card

LIVEPERSON, INC.
530 7TH AVENUE, FLOOR M1
NEW YORK, NEW YORK 10018

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPSN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75228-P34371

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVEPERSON, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED HEREIN AND "FOR" PROPOSALS 2, 3 AND 4.

Nominees:	For	Withhold
1a. Vanessa Pegueros	☐	☐
1b. William G. Wesemann	☐	☐

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY STATEMENT	79

Proxy Voting Card

ANNUAL MEETING OF STOCKHOLDERS OF

LIVEPERSON, INC.

JUNE 25, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Important Notice of Internet Availability of Proxy Materials:
The Notice of Annual Meeting, Proxy Statement and Proxy card, as well as our Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.

V75229-P34371

LIVEPERSON, INC.
Annual Meeting of Stockholders
June 25, 2025 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of LivePerson, Inc. (the "Company") revokes all previous proxies and acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 25, 2025 at 10:00 a.m. Eastern Time and the Proxy Statement, and appoints John D. Collins, Chief Financial Officer and Chief Operating Officer, and Monica L. Greenberg, Executive Vice President, Policy and General Counsel, and each of them, the Proxy of the undersigned with full power of substitution and resubstitution to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/LPSN2025 on June 25, 2025 at 10:00 a.m. Eastern Time (the "Annual Meeting") and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

PROXY STATEMENT	80